SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         PRE-EFFECTIVE AMENDMENT NO.1 TO
                                    FORM S-6

                               FILE NO. 333-44644

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2 (811-05213)

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                     IDS Life Insurance Company of New York
                           50607 AXP Financial Center
                          Minneapolis, Minnesota 55474

It is proposed that this filing become effective November 20, 2000, or as soon as practicable.

[ ] immediately  upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph  (b)
[ ] 60 days after  filing  pursuant  to  paragraph  (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

               Flexible Premium Variable Life Insurance Policy

F.       Approximate date of proposed public offering: as soon as practicable.

Variable Universal Life III, a Flexible Premium Variable Life Insurance Policy

Prospectus
Dec. 6, 2000

IDS Life of New York Account 8

Issued and sold by:   IDS Life Insurance Company of New York
                      (IDS Life of New York)
                      20 Madison Avenue Extension
                      Albany, NY 12203
                      Telephone: 800-541-2251

This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether the variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable universal life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.

Table of contents

The Policy in Brief                                         4
Loads, Fees and Charges                                     6
        Fund expenses                                       6
        Premium expense charge                              9
        Monthly deduction                                   9
        Surrender charge                                   10
        Partial surrender fee                              13
        Mortality and expense risk charge                  13
Purchasing Your Policy                                     14
        Application                                        14
        Right to examine policy                            14
        Premiums                                           15
Keeping The Policy in Force                                15
        No lapse guarantee                                 15
        Grace period                                       16
        Reinstatement                                      16
The Variable Account                                       17
The Funds                                                  18
        Fund objectives                                    23
        Relationship between funds and subaccounts         24
Rates of Return of the Funds and Subaccounts               24
The Fixed Account                                          29
Policy Value                                               30
        Fixed account value                                30
        Subaccount values                                  31
Proceeds Payable Upon Death                                32
        Change in death benefit option                     34
        Changes in specified amount                        34
        Misstatement of age or sex                         35
        Suicide                                            35
        Beneficiary                                        35
Transfers between the Fixed Account and  Subaccounts       35
        Fixed account  transfer policies                   36
        Minimum  transfer  amounts                         36
        Maximum  transfer  amounts                         36
        Maximum  number of transfers per year              36
        Two ways to request a transfer, loan or surrender  36
        Automated  transfers                               37
        Automated  dollar-cost averaging                   37
Policy Loans                                               38
Policy Surrenders                                          39
        Total surrenders                                   40
        Partial surrenders                                 40
        Allocations of partial surrenders                  40
        Effects of partial surrenders                      40
        Taxes                                              40
        Exchange right                                     40
        Paid-up insurance option                           41
Optional Insurance Benefits                                41
Payment of Policy Proceeds                                 42
Federal Taxes                                              44
        IDS Life of New York's tax status                  44
        Taxation of policy proceeds                        44
        Modified endowment contracts                       45
        Other tax considerations                           46
IDS Life of New York                                       47
        Ownership                                          47
        State regulation                                   47
        Distribution of the policy                         47
        Legal proceedings                                  47
        Year 2000                                          48
        Experts                                            48
Management of IDS Life of New York                         49
Other Information                                          51
        Substitution of investments                        51
        Voting rights                                      51
        Reports                                            52
Policy Illustrations                                       52
Key Terms                                                  56

The Policy in Brief

Purpose: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 16)

The fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.0%. (p. 29)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 14)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 14)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the maturity date. We may refuse premiums in order to comply with the Code. (p. 15)

No lapse guarantee: A feature of the policy guaranteeing the policy will remain in force for five policy years. The feature is in effect if you meet certain premium requirements. (p. 15)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 16)

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. (p. 16)

Loads, fees and charges: You pay the following charges, either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

     o Premium expense charge - 3.5% is deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes. (p.9)

     o Monthly deduction -- charged against the value of your policy each month (prior to the maturity date), covering the cost of insurance, the $5 per month policy fee and the cost of optional insurance benefits. The cost of insurance depends on the amount of the death benefit, the policy value and the insured's attained insurance age, sex and risk classification. (p.9)

     o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p.10)

     o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p.13)

     o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. (p.13)

     o    Fund  expenses -- apply only to the  underlying  funds and consists of
          investment   management  fees,   taxes,   brokerage   commissions  and
          nonadvisory expenses. (p. 6)


Optional insurance benefits: You may choose to add additional benefits to your policy at an additional cost, in the form of riders. (p.10)

Proceeds payable upon death: Prior to the maturity date, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

     o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

     o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You also can arrange for automated transfers among the fixed account and subaccounts. (p. 35)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p. 38)

Policy surrenders: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges.
(p. 39)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p.40)

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 42)

Federal taxes: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid after the maturity date, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 44)

Loads, Fees and Charges

Policy charges compensate IDS Life of New York for:

o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

Annual operating expenses of the funds ( after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


---------------------------------------------------------- ------------------ ---------------- --------------- -------------
                                                           Management         12b-1            Other
                                                           Fees               Fees             Expenses        Total
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
IDS Life Series Fund
     Equity Portfolio                                      .70%               --               .03             .73%1
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Equity Income Portfolio                               .70%               --               .10             .80%2
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Government Securities Portfolio                       .70%               --               .10             .80%2
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Income Portfolio                                      .70%               --               .05             .75%1
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     International Equity Portfolio                        .95%               --               .10             1.05%1
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Managed Portfolio                                     .70%               --               .04             .74%1
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Money Market Portfolio                                .50%               --               .10             .60%1
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
AXPSM Variable Portfolio -
     Blue Chip Advantage Fund                              .56%               .13              .26             .95%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Bond Fund                                             .60%               .13              .08             .81%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Capital Resource Fund                                 .60%               .13              .06             .79%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Cash Management Fund                                  .51%               .13              .05             .69%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Diversified Equity Income Fund                        .56%               .13              .26             .95%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Emerging Markets Fund                                 1.27%              .13              .35             1.75%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Extra Income Fund                                     .62%               .13              .08             .83%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Federal Income Fund                                   .61%               .13              .14             .88%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Global Bond Fund                                      .84%               .13              .12             1.09%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Growth Fund                                           .63%               .13              .19             .95%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     International Fund                                    .83%               .13              .11             1.07%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Managed Fund                                          .59%               .13              .04             .76%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     New Dimensions Fund                                   .61%               .13              .07             .81%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     S&P 500 Index Fund                                    .37%               .13               --             .50%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Small Cap Advantage Fund                              .79%               .13              .31             1.23%3
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Strategy Aggressive Fund                              .60%               .13              .07             .80%4
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
AIM V.I.
     Capital Appreciation Fund                             .62%               --               .11             .73%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Capital Development Fund                               --%               --               1.23            1.23%5, 6
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Growth and Income Fund                                .61%               --               .16             .77%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
American Century VP
     International                                         1.34%              --               --              1.34%7
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Value                                                 1.00%              --               --              1.00%7
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Calvert CVS
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Social Balanced Portfolio                             .70%               --               .16             .86%8
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Fidelity VIP
     III Growth & Income Portfolio (Service Class)         .48%               .10              .12             .70%9
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     III Mid Cap Portfolio (Service Class)                 .57%               .10              .40             1.07%10
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Overseas Portfolio (Service Class)                    .73%               .10              .18             1.01%9
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
FT VIPT
     Franklin Real Estate Fund - Class 2                   .56%               .25              .02             .83%11, 12
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Franklin Value Securities Fund - Class 2              .60%               .25              .21             1.06%11
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Templeton International Securities Fund - Class 2     .69%               .25              .19             1.13%11, 13
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Templeton International Smaller Companies Fund -      .85%               .25              .26             1.36%11
     Class 2
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Goldman Sachs VIT
     CORESM Small Cap Equity Fund                          .75%               --               .25             1.00%14
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     CORESM U.S. Equity Fund                               .70%               --               .20             .90%14
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Mid Cap Value Fund                                    .80%               --               .25             1.05%14
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares           .65%               .25              .02             .92%15
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Global Technologies Portfolio: Service Shares         .65%               .25              .13             1.03%15
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     International Growth Portfolio: Service Shares        .65%               .25              .11             1.01%15
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Lazard Retirement Series
     International Equity Portfolio                        .75%               .25              .25             1.25%16
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
MFS(R)  VIT
     Growth Series - Service Class                         .75%               .20              .16             1.11%17,
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     New Discovery Series - Service Class                  .90%               .20              .17             1.27%17,
---------------------------------------------------------- ------------------ ---------------- --------------- -------------

---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Putnam Variable Trust
     Putnam VT High Yield Fund - Class IB Shares           .65%               .15              .07             .87%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Putnam VT International New Opportunities Fund -      1.08%              .15              .33             1.56%5
     Class IB Shares
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Putnam VT New Opportunities Fund - Class 1A Shares    .54%               --               .05             .59%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Putnam VT Vista Fund - Class IB Shares                .65%               .15              .10             .90%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Royce
     Micro-Cap Portfolio                                   1.25%              --               .10             1.35%20
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Third Avenue
     Value Portfolio                                       .90%               --               .40             1.30%21
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Wanger
     International Small Cap                               1.25%              --               .24             1.49%22
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     U.S. Small Cap                                        .95%               --               .07             1.02%22
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
Warburg Pincus Trust
     Emerging Growth Portfolio                              --%               --               1.40            1.40%23
---------------------------------------------------------- ------------------ ---------------- --------------- -------------
     Small Company Growth Portfolio                        .90%               --               .24             1.14%5
---------------------------------------------------------- ------------------ ---------------- --------------- -------------


1    Actual operating expenses for the fiscal year ending April 30, 1999.

2 IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.17% for IDS Life Series Fund - Government Securities Portfolio. IDS Life Series Fund - Equity Income Portfolio is new. IDS Life plans to limit these expenses to 0.1%. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

3 Based on estimated expenses after fee waivers and expenses reimbursements. Without fee waivers and expense reimbursements "Other Expenses and "Total" would be 0.39% and 1.08% for AXP Variable Portfolio - Blue Chip Advantage and AXP Variable Portfolio Diversified Equity Income Funds, 0.26% and 1.00% for AXP Variable Portfolio - Federal Income Fund, 0.32% and 1.08% for AXP Variable Portfolio - Growth Fund and 0.43% and 1.35% for AXP Variable Portfolio - Small Cap Advantage Fund. The Funds have voluntarily agreed to waive or reimburse these expenses.

4 The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 1999 restated to include a Rule 12b-1 distribution fee of .125% that went into effect Sept. 21, 1999.

5 Figures in "Management Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.

6 Had there been no fee waivers or expense reimbursement, expenses would have been: 0.75%, 0.00%, 2.67% and 3.42%. The Fund has voluntarily agreed to waive or reimburse these expenses.

7 The Fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase.

8 Net fund operating expenses after reductions for fees paid indirectly again restated to reflect an indirect for Social Balanced would be 0.89%. Total expenses have been restated to reflect expenses expected to be incurred in 2000.

9 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable funds' expenses. With these reductions, "Other Expenses," and "Total Expenses" presented in the table would have been 0.11% and 0.69% for Growth & Income Portfolio and 0.15% and 0.98% for Overseas Portfolio.

10 FMR voluntarily agreed to reimburse a portion of Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, distribution & service fee (12b-1), other expenses and total expenses would have been 0.57%, 0.10% 2.74% and 3.41%, respectively.

11 The fund's Class 2 distribution plan or Rule 12b-1 plan is described in the fund's prospectus.

12 Previously Franklin Real Estate Securities Fund. The fund administration fee is paid indirectly through the management fee. The fund's Class 2 distribution plan or "Rule 12b-1 Plan" is described in the fund's prospectus.

13 On Feb. 8, 2000, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective May 1, 2000. The shareholders of that fund approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and the assets of the funds as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Total 1.10%.

14 The fund's expenses are based on estimated expenses for the fiscal year ended Dec. 31, 2000. Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers, have voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each fund's respective average daily net assets. Without the limitations described above, Other Expenses and Total would be as follows: 0.75% and 1.50% for CORE Small Cap Equity Fund, and 0.42% and 1.22% for Mid Cap Value Fund (formerly, the Mid Cap Equity Fund) and 0.20% and 0.90% for the CORESM U.S. Equity Fund, CORESM, is a service mark of Goldman Sachs and Co.

15 Expenses are based on estimated expenses that the new Service Shares class of each portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

16 Effective May 1, 1999, the investment adviser agreed to waive its fees and/or reimburse the Funds through Dec. 31, 2000 to the extent that total Fund expenses exceed 1.25% for Equity and 1.25% for International Equity of the Funds' average daily net assets. Absent fee waivers and/or reimbursements, Other Expenses and Total Expenses for the year ended Dec. 31, 1999 would have been 11.94% and 12.94% for International Equity.

17 Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

18 Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Growth Series and 1.25% for New Discovery Series.

19 MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and Total would be 0.71% and 1.66% for Growth Series and 1.59% and 2.69% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

20 Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 1999 and 1.99% through Dec. 31, 2008. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.99% and 2.24% for Royce Micro-Cap Portfolio.

21 These expenses reflect reimbursements by the Adviser. The Adviser reimbursed the Fund for all expenses incurred by the Fund in excess of 1.30% of Fund assets. The fund will repay the Adviser the amount of its reimbursement for up to three years following the reimbursement to the extent Fund expenses drop below 1.30%. The Adviser expects to continue to reimburse the Fund for these expenses for the foreseeable future. Either the Fund or the Adviser can terminate this arrangement at any time. Without this reimbursement, the Fund's "Other Expenses" and "Total" would have been 2.05% and 2.95%. Other expenses are based on estimated amounts for the current fiscal year.

22   Actual operating expenses of funds at Dec. 31, 1999.

23 Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been 11.16% for Emerging Growth Portfolio of the Warburg Pincus Trust. The Fund has voluntarily agreed to waive or reimburse these expenses.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

Other Information on Charges

IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3.5% of each premium payment. It partially compensates IDS Life of New York for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender charge", below also may partially compensate these expenses.) It also compensates IDS Life of New York for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

     1.   the cost of insurance for the policy month;

     2.   the policy fee shown in your policy; and

     3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

     o you do not specify the accounts from which you want us to take the monthly deduction, or

     o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No lapse guarantee;" also "Grace period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of Insurance: primarily, the cost of providing the death benefit under your policy. It depends on:

     o    the amount of the death benefit;

     o    the policy value; and

     o    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                                [a X (b - c)] + d
where:

(a) is the monthly cost of insurance rate based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. Policy fee: $5 per month. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. For the Waiver of Monthly Deduction benefit, the charges are based on the amount of the death benefit, the policy value and the insured's attained insurance age, sex and risk classification. For the Accidental Death Benefit, the charges are based on the amount of the accidental death benefit and the insured's attained insurance age, sex and risk classification. For the Other Insured Rider, the charges are based on the amount of the other insured's death benefit and the other insured's attained insurance age, sex and risk classification. For the Children's Insurance Rider, the charges are based on the amount of the rider's death benefit. For the Automatic Increase Benefit Rider, there are no charges to add the benefit to the policy. When automatic increases in the policy's death benefit take place, the charges for the increases are based on the amount of the increase in death benefit, the policy value and the insured's attained insurance age, sex and risk classification. (See "Optional insurance benefits.)"

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

  Lapse or surrender at
    beginning of year            Surrender Charge

            1                         $901.00
            2                          901.00
            3                          901.00
            4                          901.00
            5                          901.00
            6                          901.00
            7                          720.80
            8                          540.60
            9                          360.40
           10                          180.20
           11                            0.00

From the beginning of year 6 to the end of year 10, the amounts shown decrease on a monthly basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $33.92 multiplied by 5,000 or $169,600.


                            Maximum Surrender Charges
                 (Rate per Thousand of Initial Specified Amount)

       Issue                               Male                                Female
        Age                              Standard                             Standard
         0                                 5.44                                 5.13
         1                                 5.40                                 5.11
         2                                 5.45                                 5.14
         3                                 5.50                                 5.18
         4                                 5.55                                 5.22
         5                                 5.61                                 5.27
         6                                 5.67                                 5.31
         7                                 5.73                                 5.36
         8                                 5.81                                 5.42
         9                                 5.88                                 5.47
         10                                5.96                                 5.53
         11                                6.05                                 5.60
         12                                6.14                                 5.66
         13                                6.23                                 5.73
         14                                6.33                                 5.81
         15                                6.43                                 5.88
         16                                6.52                                 5.96
         17                                6.62                                 6.04
         18                                6.72                                 6.13
         19                                6.82                                 6.22

                           Male            Male             Female             Female
       Issue             Standard        Standard          Standard           Standard
        Age             NonSmoker         Smoker           NonSmoker           Smoker
         20                6.61            7.47               6.19              6.61
         21                6.70            7.60               6.29              6.72
         22                6.81            7.74               6.38              6.84
         23                6.92            7.89               6.48              6.97
         24                7.04            8.05               6.59              7.10
         25                7.16            8.22               6.71              7.24
         26                7.30            8.41               6.83              7.39
         27                7.45            8.61               6.95              7.54
         28                7.60            8.82               7.09              7.70
         29                7.77            9.05               7.23              7.88
         30                7.94            9.29               7.38              8.06
         31                8.13            9.55               7.54              8.25
         32                8.33            9.83               7.70              8.46
         33                8.54           10.12               7.88              8.67
         34                8.77           10.44               8.07              8.90
         35                9.01           10.77               8.26              9.14
         36                9.26           11.12               8.47              9.39
         37                9.53           11.49               8.69              9.66
         38                9.81           11.88               8.92              9.94
         39               10.11           12.30               9.16             10.23
         40               10.42           12.74               9.42             10.54
         41               10.76           13.20               9.69             10.86
         42               11.12           13.69               9.97             11.19
         43               11.49           14.21              10.27             11.54
         44               11.89           14.75              10.58             11.91
         45               12.32           15.33              10.91             12.30
         46               12.77           15.94              11.26             12.70
         47               13.25           16.58              11.63             13.13
         48               13.75           17.26              12.02             13.58
         49               14.30           17.99              12.44             14.05
         50               14.87           18.75              12.88             14.55
         51               15.49           19.57              13.35             15.08
         52               16.15           20.44              13.84             15.64
         53               16.85           21.35              14.37             16.23
         54               17.60           22.32              14.93             16.85
         55               18.39           23.35              15.52             17.51
         56               19.24           24.43              16.15             18.20
         57               20.15           25.58              16.83             18.94
         58               21.11           26.79              17.55             19.73
         59               22.15           28.08              18.32             20.58
         60               23.26           29.46              19.16             21.49
         61               24.45           30.93              20.06             22.48
         62               25.72           32.50              21.03             23.54
         63               27.09           34.16              22.08             24.68
         64               28.55           35.92              23.20             25.90
         65               30.11           36.80              24.40             27.19
         66               31.78           36.80              25.69             28.57
         67               33.57           36.80              27.07             30.04
         68               34.87           36.80              28.56             31.63
         69               34.87           36.80              30.19             33.35
         70               34.87           36.80              31.97             33.92
         71               34.87           36.80              33.08             33.92
         72               34.87           36.80              33.08             33.92
         73               34.87           36.80              33.08             33.92
         74               34.87           36.80              33.08             33.92
         75               34.87           36.80              33.08             33.92
         76               34.87           36.80              33.08             33.92
         77               34.87           36.80              33.08             33.92
         78               34.87           36.80              33.08             33.92
         79               34.87           36.80              33.08             33.92
         80               34.87           36.80              33.08             33.92
         81               34.87           36.80              33.08             33.92
         82               34.87           36.80              33.08             33.92
         83               34.87           36.80              33.08             33.92
         84               34.87           36.80              33.08             33.92
         85               34.87           36.80              33.08             33.92


PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life of New York for:

     o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

     o    Expense risk -- the risk that the policy fee and the surrender  charge
          (described   above)  may  be   insufficient   to  cover  the  cost  of
          administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life of New York will make up any further deficit from its general assets.

Purchasing Your Policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: IDS Life of New York generally will not issue a policy where the proposed insured is over the insurance age of 80. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits").

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York's home office or your financial advisor with a written request for cancellation:

     o    by the 10th day after you receive it.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

Payment of premiums:
In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, IDS Life of New York requires that you pay premiums sufficient to keep the NLG in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations:
You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the maturity date.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:
Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Keeping The Policy in Force

NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force for five policy years, even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

o    the sum of premiums paid; minus

o    partial surrenders; minus

o    outstanding indebtedness; equals or exceeds

o    the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

The no-lapse guarantee period may be reinstated within 2 years of its termination if the policy is in force.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

o    a written request;

o evidence satisfactory to IDS Life of New York that the insured remains insurable;

o    payment of the required reinstatement premium; and

o    payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

The Variable Account

The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York adopted on September 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

The Funds

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                Investment Adviser or
Subaccount      Investing In                Investment Objectives and Policies:                 Manager
-----------------------------------------------------------------------------------------------------------------------
 Equity         IDS Life Series Fund -      Objective: capital appreciation.                    IDS Life Insurance
                Equity Portfolio            Invests primarily in common stocks                  Company (IDS Life),
                                            and other securities convertible                    investment manager;
                                            into common stock.                                  American Express
                                                                                                Financial Corporation
                                                                                                (AEFC), investment
                                                                                                adviser.
-----------------------------------------------------------------------------------------------------------------------
 Equity Income  IDS Life Series Fund -      Objective: to provide a high level                  IDS Life, investment
                Equity Income Portfolio     of current income and, as a                         manager; AEFC,
                                            secondary goal, steady growth of                    investment adviser.
                                            capital. Invests primarily in
                                            dividend-paying stocks. Other
                                            investments may include: common
                                            stocks, foreign securities,
                                            convertible securities, debt
                                            securities, derivative instruments
                                            and money market instruments.
-----------------------------------------------------------------------------------------------------------------------
  Government    IDS Life Series Fund -      Objective: to provide a high current                IDS Life, investment
  Securities    Government Securities       return and safety of principal.                     manager; AEFC,
                Portfolio                   Invests primarily in debt                           investment adviser.
                                            obligations issued or guaranteed as
                                            to principal and interest by the
                                            U.S. government, its agencies and
                                            instrumentalities.
-----------------------------------------------------------------------------------------------------------------------
    Income      IDS Life Series Fund -      Objective: to maximize current                      IDS Life, investment
                Income Portfolio            income while attempting to conserve                 manager; AEFC,
                                            the value of the investment and to                  investment  adviser.
                                            continue  the high  level of income
                                            for the longest period of time. At
                                            least 50% of  net  assets   normally
                                            will  be invested in high-quality,
                                            lower-risk corporate bonds,  unrated
                                            corporate bonds  believed  to  have
                                            the  same investment  qualities and
                                            government bonds. Other investments
                                            may include lower-rated  corporate
                                            bonds, bonds and common stocks sold
                                            together as a unit, preferred stock
                                            and  foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 International  IDS Life Series Fund -      Objective: capital appreciation.                    IDS Life, investment
    Equity      International Equity        Invests primarily in common stocks                  manager; AEFC,
                Portfolio                   of foreign issuers and foreign                      investment adviser.
                                            securities convertible into common
                                            stock. Other investments may include
                                            certain international bonds if the
                                            portfolio manager believes they have
                                            greater potential for capital
                                            appreciation than equities.
-----------------------------------------------------------------------------------------------------------------------
    Managed     IDS Life Series Fund -      Objective: to maximize total                        IDS Life, investment
                Managed Portfolio           investment return through a                         manager; AEFC,
                                            combination of capital appreciation                 investment adviser.
                                            and current income. If the
                                            investment manager believes the
                                            stock  market  will  be  moving
                                            higher, it can emphasize stocks that
                                            offer potential for appreciation. At
                                            other   times,   the   manager   may
                                            increase the portfolio's holdings in
                                            bonds  and  money-market  securities
                                            providing high current income.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 Money Market   IDS Life Series Fund -      Objective: to provide maximum                       IDS Life, investment
                Money Market Portfolio      current income consistent with                      manager; AEFC,
                                            liquidity and conservation of                       investment adviser.
                                            capital. Invests in relatively
                                            short-term money market securities,
                                            such as marketable debt securities
                                            issued or guaranteed as to principal
                                            and interest by the U.S. government
                                            or its agencies or instrumentalities,
                                            bank certificates of deposit, bankers'
                                            acceptances, letters of  credit and
                                            high-grade commercial paper.
-----------------------------------------------------------------------------------------------------------------------
     YBC        AXPSM Variable Portfolio -  Objective: long-term total return                   IDS Life, investment
                Blue Chip Advantage Fund    exceeding that of the U.S. stock                    manager; AEFC,
                                            market. Invests primarily in  common                investment adviser.
                                            stocks of companies included in the
                                            unmanaged S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------
     YBD        AXPSM Variable Portfolio -  Objective: high level of current                    IDS Life, investment
                Bond Fund                   income while conserving the value of                manager; AEFC
                                            the investment for the longest time                 investment adviser.
                                            period. Invests primarily in
                                            investment-grade bonds.
-----------------------------------------------------------------------------------------------------------------------
     YCR        AXPSM Variable Portfolio -  Objective: capital appreciation.                    IDS Life, investment
                Capital Resource Fund       Invests primarily in U.S. common                    manager; AEFC
                                            stocks.                                             investment adviser.
-----------------------------------------------------------------------------------------------------------------------
     YCM        AXPSM Variable Portfolio -  Objective: maximum current income                   IDS Life, investment
                Cash Management Fund        consistent with liquidity and                       manager; AEFC
                                            conservation of capital. Invests in                 investment adviser.
                                            money market securities.
-----------------------------------------------------------------------------------------------------------------------
     YDE        AXPSM  Variable Portfolio - Objective:  high  level of current                  IDS Life,  investment
                Diversified Equity Income   income and, as a secondary goal,                    manager;  AEFC
                Fund                        steady growth of capital. Invests                   investment adviser.
                                            primarily in dividend-paying common
                                            and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
     YEM        AXPSM Variable Portfolio -  Objective: long-term capital growth.                IDS Life, investment
                Emerging Markets Fund       Invests primarily in equity                         manager; AEFC investment
                                            securities of companies in                          adviser; American Express
                                            emerging markets.                                   Asset Management
                                                                                                International, Inc., a
                                                                                                wholly-owned subsidiary
                                                                                                of AEFC, is the
                                                                                                sub-investment adviser.
-----------------------------------------------------------------------------------------------------------------------
     YEX        AXPSM Variable Portfolio -  Objective: high current income,                     IDS Life, investment
                Extra Income Fund           with capital growth as a secondary                  manager; AEFC
                                            objective. Invests primarily in                     investment adviser.
                                            long-term, high-yielding, high-risk
                                            debt securities below investment
                                            grade issued by U.S. and foreign
                                            companies and governments.
-----------------------------------------------------------------------------------------------------------------------
     YFI        AXPSM Variable Portfolio -  Objective: high level of current                    IDS Life, investment
                Federal Income Fund         income and safety of principal                      manager; AEFC
                                            consistent with an investment in                    investment adviser.
                                            U.S. government and government
                                            agency securities. Invests primarily
                                            in debt obligations issued or
                                            guaranteed as to principal and
                                            interest by the U.S. government,
                                            its agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------------------------
     YGB        AXPSM Variable Portfolio -  Objective: high total return through                IDS Life, investment
                Global Bond Fund            income and growth of capital.                       manager; AEFC
                                            Invests primarily in debt securities                investment adviser.
                                            of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------
     YGR        AXPSM Variable Portfolio -  Objective: long-term capital growth.                IDS Life, investment
                Growth Fund                 Invests primarily in common stocks                  manager; AEFC
                                            and securities convertible into                     investment adviser.
                                            common stocks that appear to offer
                                            growth opportunities.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     YIE        AXPSM Variable Portfolio -  Objective: capital appreciation.                    IDS Life, investment
                International Fund          Invests primarily in stocks or                      manager; AEFC
                                            convertible securities of foreign                   investment adviser.
                                            issuers that offer growth potential.                American Express
                                                                                                Asset Management
                                                                                                International, Inc.,
                                                                                                a wholly-owned
                                                                                                subsidiary of AEFC,
                                                                                                is the sub-investment
                                                                                                adviser.
-----------------------------------------------------------------------------------------------------------------------
     YMF        AXPSM Variable Portfolio -  Objective: maximum total investment                 IDS Life, investment
                Managed Fund                return through a combination of                     manager; AEFC
                                            capital growth and current income.                  investment adviser.
                                            Invests primarily in stocks,
                                            convertible securities, bonds and
                                            other debt securities.
-----------------------------------------------------------------------------------------------------------------------
     YND        AXPSM Variable Portfolio -  Objective: long-term growth of                      IDS Life, investment
                New Dimensions Fund         capital. Invests primarily in common                manager; AEFC
                                            stocks of U.S. and foreign companies                investment adviser.
                                            showing potential for significant
                                            growth.
-----------------------------------------------------------------------------------------------------------------------
     YIV        AXPSM Variable Portfolio -  Objective: long-term capital                        IDS Life, investment
                S&P 500 Index Fund          appreciation. Invests primarily in                  manager; AEFC
                                            securities that are expected to                     investment adviser.
                                            provide investment results that
                                            correspond to the performance of
                                            the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------
     YSM        AXPSM Variable Portfolio -  Objective: long-term capital growth.                IDS Life, investment
                Small Cap Advantage Fund    Invests primarily in equity stocks                  manager; AEFC
                                            of small companies that are often                   investment adviser.
                                            included in the S&P SmallCap 600
                                            Index or the Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------
     YSA        AXPSM Variable Portfolio -  Objective: capital appreciation.                    IDS Life, investment
                Strategy Aggressive Fund    Invests primarily in common stocks                  manager; AEFC
                                            of small-and medium-size companies.                 investment adviser.
-----------------------------------------------------------------------------------------------------------------------
     YCA        AIM V.I. Capital            Objective: growth of capital.                       A I M Advisors, Inc.
                Appreciation Fund           Invests primarily in common stocks,
                                            with emphasis on medium- or
                                            small-sized growth companies.
-----------------------------------------------------------------------------------------------------------------------
     YCD        AIM V.I. Capital            Objective: long term growth of                      A I M Advisors, Inc.
                Development Fund            capital.  Invests primarily in
                                            securities (including common stocks,
                                            convertible securities and bonds)of
                                            small- and  medium-sized companies.
-----------------------------------------------------------------------------------------------------------------------
     YGI        AIM V.I. Growth and Income  Objective: growth of capital with a                 AIM Advisors Inc.
                Fund                        secondary objective of current
                                            income.
-----------------------------------------------------------------------------------------------------------------------
     YIR        American Century VP         Objective: long term capital growth.                American Century
                International               Invests primarily in stocks of                      Investment
                                            growing foreign companies.                          Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
     YVL        American Century VP Value   Objective: long-term capital growth,                American Century
                                            with income as a secondary objective.               Investment
                                            Invests primarily in securities that                Management, Inc.
                                            management believes to be undervalued
                                            at the time of purchase.
-----------------------------------------------------------------------------------------------------------------------
     YSB        Calvert Variable Series,    Objective: income and capital growth.               Calvert Asset
                Inc. Social Balanced        Invests  primarily in stocks, bonds                 Management Company,
                Portfolio                   and money market instruments which                  Inc. (CAMCO),
                                            offer income and capital growth                     investment adviser.
                                            opportunity and which satisfy the                   NCM Capital
                                            investment and social criteria.                     Management Group,
                                                                                                Inc. is the
                                                                                                sub-investment adviser.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     YGC        Fidelity VIP III Growth &   Objective: high total return through                Fidelity Management &
                Income Portfolio (Service   a combination of current income and                 Research Company
                Class)                       capital appreciation. Invests                      (FMR), investment
                                            primarily in common stocks with a                   manager; FMR U.K. and
                                            focus on those that pay current                     FMR Far East,
                                            dividends and show potential for                    sub-investment
                                            capital appreciation.                               advisers.
-----------------------------------------------------------------------------------------------------------------------
     YMP        Fidelity VIP III Mid Cap    Objective: long-term growth of                      FMR, investment
                Portfolio (Service Class)   capital. Invests primarily in medium                manager; FMR U.K. and
                                            market capitalization common stocks.                FMR Far East,
                                                                                                sub-investment
                                                                                                advisers.
-----------------------------------------------------------------------------------------------------------------------
     YOS        Fidelity VIP Overseas       Objective: long-term growth of                      FMR, investment
                Portfolio (Service Class)   capital. Invests primarily in common                manager; FMR U.K.,
                                            stocks of foreign securities.                       FMR Far East,
                                                                                                Fidelity
                                                                                                International
                                                                                                Investment Advisors
                                                                                                (FIIA) and FIIA U.K.,
                                                                                                sub-investment
                                                                                                advisers.
-----------------------------------------------------------------------------------------------------------------------
     YRE        FTVIPT Franklin Real Estate Objective: capital appreciation with                Franklin Advisers,
                Fund - Class 2 (previously  a secondary goal to earn current                    Inc.
                Franklin Real Estate        income. Invests primarily in
                Securities Fund)            securities of companies operating in
                                            the real estate industry, primarily
                                            equity real estate investment trusts
                                            (REITS).
-----------------------------------------------------------------------------------------------------------------------
     YSV        FTVIPT Franklin Value       Objective: long-term total return.                  Franklin Advisory
                Securities Fund - Class 2   Invests primarily in equity                         Services, LLC
                                            securities of companies the manager
                                            believes are significantly undervalued.
-----------------------------------------------------------------------------------------------------------------------
     YIF        FTVIPT Templeton            Objective: long-term capital growth.                Templeton Investment
                International Securities    Invests primarily in equity securities              Counsel, Inc.
                Fund - Class 2              of companies located outside the
                                            United States, including those in
                                            emerging markets.
-----------------------------------------------------------------------------------------------------------------------
     YIS        FTVIPT Templeton            Objective: long-term capital                        Templeton Investment
                International Smaller       appreciation. Invests primarily in                  Counsel, Inc.
                Companies Fund - Class 2    equity securities of smaller companies
                                            located outside the U.S., including in
                                            emerging markets.
-----------------------------------------------------------------------------------------------------------------------
     YSE        Goldman Sachs VIT CORESM    Objective: long-term growth of capital.             Goldman Sachs Asset
                Small Cap Equity Fund       Invests primarily in a broadly                      Management
                                            diversified portfolio of equity
                                            securities of U.S. issuers which are
                                            included in the Russell 2000 Index
                                            at the time of investment.
-----------------------------------------------------------------------------------------------------------------------
     YUE        Goldman Sachs VIT CORESM    Objective: long-term growth of                      Goldman Sachs Asset
                U.S. Equity Fund            capital and dividend income. Invests                Management
                                            primarily in a broadly diversified
                                            portfolio of large-cap and blue chip
                                            equity securities representing all
                                            major sectors of the U.S. economy.
-----------------------------------------------------------------------------------------------------------------------
     YMC        Goldman Sachs VIT Mid Cap   Objective: long-term capital appreciation.          Goldman Sachs Asset
                Value Fund                  Invests primarily in mid-capitalization             Management
                                            companies within the range of the market
                                            capitalization    of     companies
                                            constituting   the  Russell   Midcap
                                            Value   Index   at   the   time   of
                                            investment.
-----------------------------------------------------------------------------------------------------------------------
     YAG        Janus Aspen Series          Objective: long-term growth of capital.             Janus Capital
                Aggressive Growth           Non-diversified mutual fund that
                Portfolio: Service Shares    invests primarily in common stocks
                                            selected for their growth potential
                                            and normally invests at least 50% of
                                            its equity assets in medium-sized
                                            companies.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
     YGT        Janus Aspen Series Global   Objective: long-term growth of capital.             Janus Capital
                Technology Portfolio:       Non-diversified mutual fund that
                Service Shares              invests primarily in equity securities
                                            of   U.S.  and  foreign  companies
                                            selected for their growth potential.
                                            Normally  invests  at  least  65% of
                                            total   assets  in   securities   of
                                            companies that the portfolio manager
                                            believes will benefit  significantly
                                            from advancements or improvements in
                                            technology.
-----------------------------------------------------------------------------------------------------------------------
     YIG        Janus Aspen Series          Objective: long-term growth of capital.             Janus Capital
                International Growth        Invests at least 65%of its total assets
                Portfolio: Service Shares    in securities of issuers from at leas
                                            five different countries, excluding
                                            the U.S. It may at times invest all
                                            of its assets in fewer than five
                                            countries or even a single country.
-----------------------------------------------------------------------------------------------------------------------
     YIP        Lazard Retirement Series    Objective: long-term capital                        Lazard Asset
                International Equity        appreciation. Invests primarily in                  Management
                Portfolio                   equity securities, principally
                                            common stocks of relatively large
                                            non-U.S. companies (those  whose
                                            total  market value is  more  than
                                            $1  billion)   that  the  Investmen
                                            Manager   believes  are  undervalued
                                            based on their earnings,  cash flow
                                            or asset values.
-----------------------------------------------------------------------------------------------------------------------
     YGW        MFS(R)VIT Growth Series -   Objective: long-term growth of capital              MFS Investment
                Service Class               and future income.  Invests at least                Management(R)
                                            80% of its total assets in   common
                                            stocks  and  related securities  of
                                            companies  which MFS believes  offer
                                            better than average prospects for
                                            long-term growth.
-----------------------------------------------------------------------------------------------------------------------
     YDS        MFS(R)VIT New Discovery     Objective: capital appreciation.                    Massachusetts
                Series - Service Class      Invests primarily in equity securities              Financial Service
                                            of emerging growth companies.                       Company (MFS)
-----------------------------------------------------------------------------------------------------------------------
     YPH        Putnam VT High Yield Fund - Objective: high current income and,                 Putnam Investment
                Class IB Shares             when consistent with this objective,                Management, Inc.
                                            a secondary objective  of  capital
                                            growth, by investing primarily  in
                                            high-yielding,   lower-rated   fixed
                                            income  securities   constituting  a
                                            portfolio  which  Putnam  Management
                                            believes does not involve undue risk
                                            to  income  or  principal.  See  the
                                            special      considerations      for
                                            investments in high yield securities
                                            described  in  the  Putnam  Variable
                                            Trust prospectus.
-----------------------------------------------------------------------------------------------------------------------
     YIO        Putnam VT International New Objective: long-term capital                        Putnam Investment
                Opportunities Fund - Class  appreciation. Invests primarily in                  Management, Inc.
                IB Shares                   growth stocks outside the U.S.
-----------------------------------------------------------------------------------------------------------------------
     YNO        Putnam VT New Opportunites  Objective: long term capital                        Putnam Investment
                Fund -                      appreciation. Invests mainly in                     Management, Inc.
                Class IA Shares             common stocks of U.S. companies with
                                            a focus on growth stocks in sectors
                                            of the economy that Putnam Management
                                            believes possesses high growth potential.
-----------------------------------------------------------------------------------------------------------------------
     YVS        Putnam VT Vista Fund -      Objective: capital appreciation.                    Putnam Investment
                Class IB Shares             Invests primarily in a diversified                  Management, Inc.
                                            portfolio of common stocks that
                                            Putnam Management  believes have the
                                            potential for above-average  capital
                                            appreciation.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
     YMI        Royce Micro-Cap Portfolio   Objective: long-term growth of capital.             Royce & Associates,
                                            Invests primarily in a broadly                      Inc.
                                            diversified portfolio of equity
                                            securities issued by micro-cap
                                            companies (companies with stock
                                            market capitalizations below
                                            $300 million).
-----------------------------------------------------------------------------------------------------------------------
     YVA        Third Avenue Value          Objective: long-term capital                        EQSF, Inc.
                Portfolio                   appreciation. Invests primarily in
                                            common stocks of well-financed
                                            companies at a substantial discount
                                            to what the Advisor believes is
                                            their true value.
-----------------------------------------------------------------------------------------------------------------------
     YIC        Wanger International Small  Objective: long-term growth of capital.             Wanger Asset
                Cap                         Invests primarily in stocks of small-               Management, L.P.
                                            and medium-size non-U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
     YSP        Wanger U.S. Small Cap       Objective: long-term growth of capital.             Wanger Asset
                                            Invests  primarily in stocks of small-              Management, L.P.
                                            and medium-size U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
     YEG        Warburg Pincus Trust -      Objective: maximum capital appreciation.            Credit Suisse Asset
                Emerging Growth Portfolio   Invests primarily in equity securities              Management, LLC
                                            of small- to medium sized U.S.
                                            emerging-growth companies.
-----------------------------------------------------------------------------------------------------------------------
     YSC        Warburg Pincus Trust/Small  Objective: capital growth. Invests                  Credit Suisse Asset
                Company Growth Portfolio    primarily in equity securities of                   Management, LLC
                                            small-sized domestic companies.
-----------------------------------------------------------------------------------------------------------------------

Fund objectives

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a different retail mutual fund. Each underlying fund will, however, have its own unique portfolio holdings, fees and operating expenses. Consequently, each underlying fund will have its own operating results, and those results may differ significantly from those of the different retail mutual fund.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

Rates of Return of the Funds and Subaccounts
This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges".

Rates of return of the funds:
In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.


Period ending 12/31/99

Fund                                                                                         10 years or since
                                                             1 year     3 years     5 years     commencement
IDS Life Series Fund, Inc -
   Equity Portfolio (Beta 1.16)1  (1/86)2                      80.89%     33.69%      31.72%       22.62%
   Equity Income Portfolio (5/99) 2                            --         --          --           (2.28)4
   Government Securities Portfolio (1/86) 2                    (1.97)      4.89        6.69         6.87
   Income Portfolio (1/86) 2                                     .44       4.61        7.48         7.78
   International Equity Portfolio (10/94) 2                    37.04      20.93       25.00        23.69
   Managed Portfolio (Beta 0.72) 1  (1/86) 2                   24.62      18.91       15.89        18.05
   Money Market Portfolio (1/86) 2                              4.72       4.96        5.01         4.82

AXPSM Variable Portfolio -
   Blue Chip Advantage Fund (9/99) 2                           --         --          --           13.524
   Bond Fund (10/81) 2                                          1.70       3.96        7.75         8.04
   Capital Resource Fund (10/81) 2                             23.75      24.00       21.30        15.50
   Cash Management Fund (10/81) 2                               4.73       5.01        4.94         4.82
   Diversified Equity Income Fund (9/99) 2                     --         --          --            4.764
   Emerging Markets Fund (5/00) 2                              --         --          --           --
   Extra Income Fund (5/96) 2                                   6.24       4.81       --            5.51
   Federal Income Fund (9/99) 2                                --         --          --            0.454
   Global Bond Fund (5/96) 2                                   (4.40)      2.36       --            4.07
   Growth Fund (9/99) 2                                        --         --          --           20.284
   International Fund (1/92) 2                                 45.63      20.11       16.03        13.34
   Managed Fund (4/86) 2                                       14.84      16.70       18.06        13.48
   New Dimensions Fund(R)(5/96) 2                              32.00      28.30       --           26.35
   S&P 500 Index Fund (5/00) 2                                 --         --          --           --
   Small Cap Advantage Fund (9/99) 2                           --         --          --           13.334
   Strategy Aggressive Fund (1/92) 2                           71.03      25.51       24.75        17.02

AIM V.I.
   Capital Appreciation Fund (5/93) 2                          44.61      --          25.59        22.33
   Capital Development Fund (5/98) 2                           29.10      --          --           11.22
   Growth and Income Fund (5/94) 2                             34.25      --          28.18        24.49

American Century VP
   International (5/94) 2                                      64.04%     32.21%      24.28%       20.07%
   Value (5/96) 2                                              (0.85)      9.43       --           11.10

Calvert CVS
   Social Balanced Portfolio (9/86) 2                          12.12      --          18.02        12.05


Fidelity VIP
   III Growth & Income Portfolio (Service Class) (12/96)        9.06      22.41       --           21.98
   2, 7
   III Mid Cap Portfolio (Service Class) (12/98) 2             48.94      --          --           53.04
   Overseas Portfolio (Service Class)  (12/87) 2, 7            42.39      21.42       17.32        11.40

FTVIPT
   Franklin Real Estate Fund - Class 2 (1/89) 2, 5             (6.36)     --           7.97         9.00
   Franklin Value Securities Fund  - Class 2 (5/98) 2, 5        1.39      --          --          (13.16)
   Templeton International Securities Fund - Class 2           23.23      --          17.03        15.25
   (5/92) 2, 6
   Templeton International Smaller Companies Fund -            23.90       2.30       --            5.20
   Class 2 (5/96) 2, 5

Goldman Sachs VIT
   CORESM Small Cap Equity Fund (2/98) 2                       17.54      --          --            3.46
   CORESM U.S. Equity Fund (2/98) 2                            24.30      --          --           20.75
   Mid Cap Value Fund (5/98) 2                                 (0.95)     --          --           13.564

Janus Aspen Series
   Aggressive Growth Portfolio: Service Shares (12/99) 2       --         --          --           --
   Global Technology Portfolio: Service Shares (1/00) 2        --         --          --           --
   International Growth Portfolio: Service Shares (12/99)      --         --          --           --
   2

Lazard Retirement Series
   International Equity Portfolio (9/98) 2                     21.41      --          --           26.16

MFS(R) VIT
   Growth Series - Service Class (5/99) 2                      --         --          --           40.014
   New Discovery Series - Service Class (5/98) 2               73.41      --          --           40.91

Putnam Variable Trust
   Putnam VT High Yield - Class IB Shares  (2/88) 2, 3          5.81      --           8.63        10.69
   Putnam VT International New Opportunities Fund - Class     102.80      --          --           32.79
   IB Shares (1/97) 2, 3
   Putnam VT New Opportunities Fund - Class IA Shares          69.35      --          32.89        30.36
   (5/94) 2
   Putnam VT Vista Fund - Class IB Shares (1/97) 2, 3          52.59      --          --           31.02

Royce
   Micro-Cap Portfolio (12/96) 2                               28.10      17.40       --           17.40

Third Avenue
   Value Portfolio (9/99) 2                                    --         --          --            8.404

Wanger
   International Small Cap (5/95) 2                           126.37      37.42       --           38.70
   U.S. Small Cap (5/95) 2                                     25.06      20.71       --           26.44

Warburg Pincus Trust
   Emerging Growth Portfolio (9/99) 2                          --         --          --           31.954
   Small Company Growth Portfolio (6/95) 2                     69.08      23.85       --           24.71


1 Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.
2    (Commencement date of the fund.)
3 Performance information for Class IB shares for the period prior to April 30, 1998 are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%.
4    Cumulative return (not annualized) since commencement date of the fund.
5    Because  no  Class 2  shares  were  issued  until  Jan.  6,  1999,  Class 2 performance represents the historical performance of Class 1 shares. Performance of Class 2 shares for periods after its Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense which also affects all future performance.
6 Prior to May 1, 2000, the Templeton International Securities Fund was called Templeton International Fund. Because no Class 2 shares were issued until May 1, 1997, Class 2 performance represents the historical performance of Class 1 shares. Performance of Class 2 shares for periods after its May 1, 1997, inception will reflect Class 2's additional 12b-1 fee expense which also affects all future performance.

7 Service Class shares include an asset-based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on Nov. 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee had been in place and reflected in the performance.

Rates of return of subaccounts:
Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show performance from the commencement date of the funds as if the policy existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.


Period ending 12/31/99

                   Since commencement of the subaccounts reflecting the 3.5% premium expense charge

Subaccount      Investing in:                                          1 year     3 years    5 years     10 years or
                                                                                                            since
                                                                                                        commencement

                IDS Life Series Fund -
    Equity      Equity Portfolio (8/87) 1                                73.00%     30.93%     29.62%        21.09%
Equity Income   Equity Income Portfolio (9/00)1                           --         --         --           (7.81)
  Government    Government Securities Portfolio (8/87) 1                 (6.25)      2.72       4.98          5.53
  Securities
    Income      Income Portfolio (8/87) 1                                (3.96)      2.44       5.76          6.43
International   International Equity Portfolio (10/94) 1                 31.07      18.43      23.00         21.74
    Equity
   Managed      Managed Portfolio (8/87) 1                               19.18      16.46      16.15         14.36
 Money Market   Money Market Portfolio (8/87) 1                           0.14       2.79       3.34          3.52

                AXPSM Variable Portfolio -
     YBC           Blue Chip Advantage Fund (9/00) 1                      --         --         --            6.812

     YBD           Bond Fund (9/00) 1                                    (2.73)      1.81       6.03          6.69
     YCR           Capital Resource Fund (9/00) 1                        18.35      21.45      19.37         14.06
     YCM           Cash Management Fund (9/00) 1                          0.16       2.84       3.26          3.51

     YDE           Diversified Equity Income Fund (9/00) 1                --         --         --           (1.62)2

     YEM           Emerging Markets Fund (9/00) 1                         --         --         --             --
     YEX           Extra Income Fund (9/00) 1                             1.61       2.65       --            3.56
     YFI           Federal Income Fund (9/00) 1                           --         --         --           (3.10)2
     YGB           Global Bond Fund (9/00) 1                             (8.58)      0.24       --            2.14
     YGR           Growth Fund (9/00) 1                                   --         --         --           12.532
     YIE           International Fund (9/00) 1                           39.27      17.63      14.29         11.88
     YMF           Managed Fund (9/00) 1                                  9.83      14.29      16.18         12.07

     YND           New Dimensions Fund(R)(9/00) 1                        26.24      25.65       --           24.03

     YIV           S&P 500 Index Fund (9/00) 1                            --          --        --             --
     YSM           Small Cap Advantage Fund (9/00) 1                      --          --        --            7.082
     YSA           Strategy Aggressive Fund (9/00) 1                     63.57      22.91      22.80         15.48

                AIM V.I.
     YCA           Capital Appreciation Fund (9/00) 1                    38.34      22.53      23.59         20.58
     YCD           Capital Development Fund (9/00) 1                     23.44       --        --             7.85

     YGI           Growth and Income Fund (11/96) 1                      28.39      26.50      26.13         22.60

                American Century VP
     YIR           International (9/00) 1                                56.89      26.06      20.22         16.45

     YVL           Value (9/00) 1                                        (5.13)      7.18       --            9.06

                Calvert CVS
     YSB           Social Balanced Portfolio (9/00) 1                     7.32      16.73      16.13         10.64

                Fidelity VIP
     YGC           III Growth & Income Portfolio (Service Class)          4.31      19.48      --            19.48
                   (9/00) 1
     YMP           III Mid Cap Portfolio (Service Class) (9/00) 1        42.46      --         --            46.41
     YOS           Overseas Portfolio (Service Class)  (9/00) 1          36.20      18.92      15.45         10.01

                FTVIPT
     YRE           Franklin Real Estate Fund - Class 2 (9/00) 1         (10.45)     (4.06)      6.25          7.63
     YSV           Franklin Value Securities Fund  - Class 2 (9/00)      (3.03)     --         --           (15.79)
                   1

     YIF           Templeton International Securities Fund - Class       17.86      12.82      15.17         13.69
                   2 (9/00) 1

     YIS           Templeton International Smaller Companies Fund -      18.51       0.22      --             3.28
                   Class 2 (9/00) 1

                Goldman Sachs VIT
     YSE           CORESM Small Cap Equity Fund (9/00) 1                 12.41       --        --             0.56
     YUE           CORESM U.S. Equity Fund (9/00) 1                      18.88       --        --            17.40
     YMC           Mid Cap Value Fund (9/00) 1                           (5.28)      --        --           (11.60)

                Janus Aspen Series
     YAG           Aggressive Growth Portfolio: Service Shares            --         --        --              --
                   (9/00) 1
     YGT           Global Technology Portfolio: Service Shares            --         --        --              --
                   (9/00) 1
     YIG           International Growth Portfolio: Service Shares         --         --        --              --
                   (9/00) 1

                Lazard Retirement Series
     YIP           International Equity Portfolio (9/00) 1               16.13       --        --            21.80

                MFS(R) VIT
     YGW           Growth Series - Service Class (9/00) 1                --          --        --            34.302
     YDS           New Discovery Series - Service Class (9/00) 1         65.79       --        --            36.53

                Putnam Variable Trust

     YPH           Putnam VT High Yield - Class IB Shares (9/00) 1        1.19       2.21       6.90          9.30

     YIO           Putnam VT International New Opportunities Fund -      93.96      --         --            29.99
                   Class IB Shares (9/00) 1

     YNO           Putnam VT New Opportunities Fund - Class IA           61.96      34.61      30.77         28.35
                   Shares (11/96) 1

     YVS           Putnam VT Vista Fund - Class IB Shares (9/00) 1       46.06      --         --            28.37

                Royce
     YMI           Micro-Cap Portfolio (9/00) 1                          22.56      14.91      --            14.91

                Third Avenue
     YVA           Value Portfolio (9/00) 1                              --         --         --             4.332

                Wanger
     YIC           International Small Cap (9/00) 1                     116.65      34.61      --            36.48
     YSP           U.S. Small Cap (9/00) 1                               19.46      18.18      --            24.36

                Warburg Pincus Trust
     YEG        Emerging Growth Portfolio (9/00) 1                       --         --         --            27.042

     YSC        Small Company Growth Portfolio (9/00) 1                  61.71      21.32      --            22.69

1    (Commencement date of the subaccount)
2    These numbers are year-to-date as of Dec. 31, 1999, not annualized.



Period ending 12/31/99

               Since commencement of the subaccounts without reflecting the 3.5% premium expense charge

Subaccount      Investing in:                                          1 year     3 years    5 years     10 years or
                                                                                                            since
                                                                                                        commencement
                IDS Life Series Fund -
    Equity      Equity Portfolio (8/87) 1                               79.28%    32.50%    30.54%          21.52%
Equity Income   Equity Income Portfolio (9/00)1                          --         --        --            (2.76)2
  Government    Government Securities Portfolio (8/87) 1                (2.85)     3.95      5.73            5.90
  Securities
    Income      Income Portfolio (8/87) 1                               (0.47)     3.66      6.51            6.81
International   International Equity Portfolio (10/94) 1                35.82     19.85     23.88           22.58
    Equity
   Managed      Managed Portfolio (8/87) 1                              23.50     17.85     16.98           14.77
 Money Market   Money Market Portfolio (8/87) 1                          3.77      4.01      4.08            3.89

                AXPSM Variable Portfolio -
     YBC           Blue Chip Advantage Fund (9/00) 1                     --         --        --            10.682
     YBD           Bond Fund (9/00) 1                                     .80      3.03      6.79            7.07
     YCR           Capital Resource Fund (9/00) 1                       22.64     22.90     20.22           14.47
     YCM           Cash Management Fund (9/00) 1                         3.80      4.07      4.00           3.88
     YDE           Diversified Equity Income Fund (9/00) 1               --         --        --             1.952
     YEM           Emerging Markets Fund (9/00) 1                        --         --        --             --
     YEX           Extra Income Fund (9/00) 1                            5.28      3.87       --             4.58
     YFI           Federal Income Fund (9/00) 1                          --         --        --             .422
     YGB           Global Bond Fund (9/00) 1                            (5.27)     1.44       --             3.15
     YGR           Growth Fund (9/00) 1                                  --         --        --            16.612
     YIE           International Fund (9/00) 1                          44.32     19.04     15.11           12.38
     YMF           Managed Fund (9/00) 1                                13.81     15.66     17.01           12.46
     YND           New Dimensions Fund(R)(9/00) 1                       30.82     27.15       --            25.24
     YIV           S&P 500 Index Fund (9/00) 1                           --         --        --             --
     YSM           Small Cap Advantage Fund (9/00) 1                     --         --        --            10.972
     YSA           Strategy Aggressive Fund (9/00) 1                    69.50     24.38     23.68           15.99

                AIM V.I.
     YCA           Capital Appreciation Fund (9/00) 1                   43.36%    24.00%    24.47%          21.23%
     YCD           Capital Development Fund (9/00) 1                    27.92       --        --            10.18
     YGI           Growth and Income Fund (11/96) 1                     33.05     28.01     27.15           23.37

                American Century VP
     YIR           International (9/00) 1                               62.58     27.57     21.08           17.18
     YVL           Value (9/00) 1                                       (1.69)     8.46       --            10.12

                Calvert CVS
     YSB           Social Balanced Portfolio (9/00) 1                   11.21     18.12     16.96           11.04


                Fidelity VIP
     YGC           III Growth & Income Portfolio (Service Class)         8.09     20.91       --            20.91
                   (9/00) 1
     YMP           III Mid Cap Portfolio (Service Class) (9/00) 1       47.63       --        --            51.68
     YOS           Overseas Portfolio (Service Class)  (9/00) 1         41.14     20.34     16.27           10.40

                FTVIPT
     YRE           Franklin Real Estate Fund - Class 2 (9/00) 1         (7.20)    (2.92)     7.01            8.02
     YSV           Franklin Value Securities Fund  - Class 2 (9/00)      0.49       --        --           (13.97)
                   1
     YIF           Templeton International Securities Fund - Class      22.13     14.17     15.99           14.22
                   2 (9/00) 1
     YIS           Templeton International Smaller Companies Fund -     22.81      1.41       --             4.29
                   Class 2 (9/00) 1

                Goldman Sachs VIT
     YSE           CORESM Small Cap Equity Fund (9/00) 1                16.49       --        --             2.48
     YUE           CORESM U.S. Equity Fund (9/00) 1                     23.19       --        --            19.64
     YMC           Mid Cap Value Fund (9/00) 1                          (1.84)      --        --            (9.69)

                Janus Aspen Series
     YAG           Aggressive Growth Portfolio: Service Shares           --         --        --             --
                   (9/00) 1
     YGT           Global Technology Portfolio: Service Shares           --         --        --             --
                   (9/00) 1
     YIG           International Growth Portfolio: Service Shares        --         --        --             --
                   (9/00) 1

                Lazard Retirement Series
     YIP           International Equity Portfolio (9/00) 1              20.34       --        --            25.11

                MFS(R) VIT
     YGW           Growth Series - Service Class (9/00) 1                --         --        --            39.172
     YDS           New Discovery Series - Service Class (9/00) 1        71.81       --        --            39.47

                Putnam Variable Trust
     YPH           Putnam VT High Yield - Class IB Shares (9/00) 1       4.86      3.43      7.66            9.69
     YIO           Putnam VT International New Opportunities Fund -    100.99       --        --            31.54
                   Class IB Shares (9/00) 1
     YNO           Putnam VT New Opportunities Fund - Class IA          67.84     36.22     31.70           29.16
                   Shares (11/96) 1
     YVS           Putnam VT Vista Fund - Class IB Shares (9/00) 1      51.35       --        --            29.90

                Royce
     YMI           Micro-Cap Portfolio (9/00) 1                         27.00     16.29       --            16.29

                Third Avenue
     YVA           Value Portfolio (9/00) 1                              --         --        --             8.122

                Wanger
     YIC           International Small Cap (9/00) 1                    124.51       --      36.22           37.53
     YSP           U.S. Small Cap (9/00) 1                              23.79       --      19.59           25.32

                Warburg Pincus Trust
     YEG        Emerging Growth Portfolio (9/00) 1                       --         --        --            31.642
     YSC        Small Company Growth Portfolio (9/00) 1                 67.57     22.77       --            23.63


1    (Commencement date of the subaccount)
2    These numbers are year-to-date as of Dec. 31, 1999, not annualized.

The Fixed Account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

o    the portion of your  initial net premium  allocated  to the fixed  account;
     plus

o    interest  accrued before the policy date; minus

o the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

o    the value on the previous monthly date; plus

o    net premiums  allocated to the fixed  account  since the last monthly date;
     plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o    accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the funds in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on the policy date equals:

o    the portion of your initial net premium allocated to the subaccount; plus

o    interest accrued before the policy date; minus

o the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value on each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o    any  transfers  to  the  subaccount   (from  the  fixed  account  or  other
     subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they are related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying funds, and on certain charges. Here is how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last accumulation unit value times the current net investment factor.

Net investment factor: We determine the net investment factor at the end of each valuation period. This factor equals

                              (a divided by b) - c,
where:

(a) equals:

o    net asset value per share of the fund; plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges" above.

Factors that affect subaccount accumulation units: Accumulation units of each subaccount may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional premiums allocated to the subaccount;

o    transfers into or out of the subaccount;

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:

o    changes in underlying fund's net asset value;

o    dividends distributed to the subaccount;

o    capital gains or losses of underlying fund;

o    fund operating expenses; and/or

o    mortality and expense risk fees.

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the maturity date, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o    the specified amount on the date of the insured's death; or

o the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)


Applicable percentage table

Insured's attained         Applicable            Insured's attained    Applicable
insurance age              percentage of         insurance age         percentage of
                           policy value                                policy value
40 or younger              250%                  61                    128%
41                         243                   62                    126
42                         236                   63                    124
43                         229                   64                    122
44                         222                   65                    120
45                         215                   66                    119
46                         209                   67                    118
47                         203                   68                    117
48                         197                   69                    116
49                         191                   70                    115
50                         185                   71                    113
51                         178                   72                    111
52                         171                   73                    109
53                         164                   74                    107
54                         157                   75-95                 105
55                         150                   96                    104
56                         146                   97                    103
57                         142                   98                    102
58                         138                   99                    101
59                         134                   100                   100
60                         130


The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                             Option 1                Option 2
---------                             --------                --------

Specified amount                      $100,000                $100,000
Policy value                          $  5,000              $    5,000
Death benefit                         $100,000                $105,000
Policy value increases to             $  8,000              $    8,000
Death benefit                         $100,000                $108,000
Policy value decreases to             $  3,000              $    3,000
Death benefit                         $100,000                $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o    Minimum monthly premium.

o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.

o    The minimum monthly premium will increase if the NLG is in effect.

o    The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.

o    The minimum monthly premium will decrease if the NLG is in effect.

o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

Transfers between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

     o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.

     o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

     o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

     o We will not accept requests for transfers from the fixed account at any other time.

     o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right").

Minimum Transfer Amounts

From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers--$250 or the entire subaccount balance, whichever is less.

o    For automated transfers--$50.

From the fixed account to a subaccount:

o    $250  or  the  entire  fixed  account   balance,   minus  any   outstanding
     indebtedness, whichever is less.

o    For automated transfers -- $50.

Maximum Transfer Amounts

From a subaccount to another subaccount or the fixed account:

o    None.

From the fixed account to a subaccount:

o    Entire fixed account balance, minus any outstanding indebtedness.

Maximum Number of Transfers Per Year

We reserve the right to limit mail and telephone transfers to five per policy year. In addition, twelve automated transfers per policy year are allowed.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide  your  name,   policy  number,   Social   Security  Number  or  Taxpayer
Identification Number when you request a transfer.

1 By letter

Regular mail:

IDS Life of New York
P.O. Box 5144
Albany, NY 12205

Express mail:

IDS Life of New York
20 Madison Avenue Extension
Albany, NY 12203

2 By phone

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m.(Friday) All Eastern Times: 1-800-541-2251 (toll free) or (518) 869-8613 (Albany area)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, IDS Life of New York and its affiliates will not be liable for any loss resulting from fraudulent requests.

o We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS

In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o             Minimum automated transfer amount: $50

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

Month             Amount          Accumulation        Number of units
                 Invested          unit value            Purchased
Jan               $100                $20                  5.00

Feb                100                 16                  6.25

Mar                100                  9                 11.11

Apr                100                  5                 20.00

May                100                  7                 14.29

June               100                 10                 10.00

July               100                 15                  6.67

Aug                100                 20                  5.00

Sept               100                 17                  5.88

Oct                100                 12                  8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low...

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year.

Policy Loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the Fixed Account and Subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

Interest rate: The interest rate for policy loans is 6% per year. After the 10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan:

o    $200

Maximum loan:

o    90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds.")

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of Payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS
If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

o A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:

     1.   First from the specified amount provided by the most recent increase;

     2.   next from the next most recent increases successively;

     3.   then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death").

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the method of funding the policy value will be affected.

We will not require evidence of insurability. We will require that:

1.   this policy is in force; and

2.   your request is in writing; and

3.   you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Optional Insurance Benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

Waiver of monthly deduction (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

Accidental death benefit (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

Other insured rider (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

Children's insurance rider (CIR): CIR provides level term coverage on each eligible child.

Automatic increase benefit rider (AIB): AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65.

Payment of Policy Proceeds

We will pay policy proceeds when:

o    you surrender the policy; or

o    the insured dies

o the policy maturity date is reached, which occurs when the insured reaches attainded insurance age 100.

We will pay all proceeds by check. We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate then in effect on death proceeds from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).

Payment options:
During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to IDS Life of New York's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal taxes").

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment period                  Monthly payment per $1,000
   (years)                        placed under Option B

       10                                $ 9.61
       15                                  6.87
       20                                  5.51
       25                                  4.71
       30                                  4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

Calendar year of     Adjustment    Calendar year of      Adjustment
Payee's birth                      payee's birth

Before 1920              0            1945-1949               6
1920-1924                1            1950-1959               7
1925-1929                2            1960-1969               8
1930-1934                3            1970-1979               9
1935-1939                4            1980-1989              10
1940-1944                5            After 1989             11

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Adjusted
age                     Life income per $1,000 with
payee                  payments guaranteed for
----------------------------------------------------------------------
                    10 years                   15 years      20 years
              Male    Female      Male     Female     Male    Female
---------------------------------------------------------------------
50            $4.22    $3.89     $4.17      $3.86    $4.08   $3.82
55             4.62     4.22      4.53       4.18     4.39    4.11
60             5.14     4.66      4.96       4.57     5.71    4.44
65             5.81     5.22      5.46       5.05     5.02    4.79
70             6.61     5.96      5.96       5.60     5.27    5.12
75             7.49     6.89      6.38       6.14     5.42    5.35

Deferral of payments:
We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

     o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

     o    the  NYSE  is  closed  (other  than  customary   weekend  and  holiday
          closings);

     o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS

The IRS taxes IDS Life of New York as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts to be a part of IDS Life of New York, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax IDS Life of New York on this investment income, including realized capital gains. Therefore, IDS Life of New York does not charge the subaccounts for our federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of subaccounts or variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes. When we pay the proceeds on the maturity date and the amount received plus any indebtedness exceeds your investment in the policy, the IRS may tax the excess as ordinary income.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                     Taxable portion of pre-death proceeds

Full surrender:                        Amount you receive plus any indebtedness,
                                       minus your investment in the policy.*

Lapse:                                 Any outstanding indebtedness minus your
                                       investment in the policy.*

Partial surrenders                     Lesser of:
(modified endowments):                 the amount you receive or policy value
                                       minus your investment in the policy.*

Policy loans and assignments           Lesser of:
(modified endowments)                  the amount of the loan/assignment or
                                       policy value minus your investment in the policy.*

Partial surrenders                     Generally, if the amount you receive is
(other policies):                      greater than your investment in the
                                       policy,* the  amount  in  excess  of
                                       your investment is taxable. However,
                                       during  the first 15  policy  years, a
                                       different amount may be taxable if the partial surrender results in or is caused by a reduction in benefits.

Policy loans and assignments           None
(other policies):

Payment options:                       If  we  pay  the proceeds  of the policy
                                       under one of the payment options, see the "Payment option" under "Payment of Policy proceeds" section for tax information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In  1988,  Congress  created  a new  class  of life  insurance  policies  called
"Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o    you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds payable upon death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o    the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP

IDS Life of New York, a New York corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

STATE REGULATION

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

American Express Financial Advisors, Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 47.5% of the initial minimum monthly premium (annualized) when the policy is sold, plus 3% of all premiums in excess of 12 times the minimum monthly premium. IDS Life of New York pays additional commissions if an increase in coverage occurs. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life is a defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant on one of these suits.

Richard Thoresen and Elizabeth Thoresen vs. AEFC, American Partners Life Insurance Company, American Enterprise Life Insurance Company, American Centurion Life Assurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York, was commenced in Minnesota State Court in October 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRA's) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

IDS Life of New York is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement or any other lawsuits in which IDS Life of New York is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company of New York at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI and YNO) at Dec. 31, 1999, and for each of the three years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life of New York

Directors

Timothy V. Bechtold

Director since April 1999; president since 1998, Risk Management Products since December 1999; vice president, Risk Management Products, IDS Life Insurance Company from January 1995 to December 1999; vice president, Insurance Product Development, IDS Life Insurance Company from May 1989 to December 1994.

Maureen A. Buckley

Director since April 1999; vice president, chief operating officer and consumer affairs officer and claims officer since 1998; chief operating officer and consumer affairs officer, American Centurion Life Assurance Company, since March 1995; supervisor, IDS Life of New York from September 1989 to March 1995.

Rodney P. Burwell

Director since April 1999; chairman, Xerxes Corporation (manufacturing), since 1969.

John Cattau

Director since April 1999; vice president, American Express Financial Direct, since November 1997; manager, American express Financial Direct from June 1992 to November 1997.

Robert R. Grew

Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

Jean B. Keffeler

Director since April 1999; business and management consultant since 1991.

Richard W. Kling

Chairman of the board, IDS Life of New York, since April 1994; director, IDS Life since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; and chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

Thomas R. McBurney

Director since April 1999;  president,  McBurney  Management  Associates,  since
1990.

Edward J. Muhl

Director since April 1999; vice chairman, Peterson Consulting LLP, since January 1997; superintendent of insurance, New York State from January 1995 to December 1996; senior vice president, Reliance Insurance Group from November 1991 to January 1995.

Thomas V. Nicolosi

Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

Stephen P. Norman

Secretary, American Express, since 1982.

Richard M. Starr

Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel American Express Company, from May 1992 to March 1995; counsel American Express Company from June 1989 to May 1992.

Michael R. Woodward

Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

Principal officers other than directors

Darrell C. Beckstrom

Underwriting officer since 1994; underwriting technical manger, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

Lorraine R. Hart

Vice President-Investments since December 1999; investment officer since March 1992; vice president, Insurance Investments, IDS Life, since October 1989.

Jeffrey S. Horton

Vice president and treasurer since December 1999; vice president, treasurer and assistant secretary, IDS Life, since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies-Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC from June 1990 to May 1994.

Eric L. Marhoun

General counsel and secretary since 1998; group counsel and vice president, AEFA, since 1997; counsel AEFA, from 1996 to 1997; associate counsel, AEFA, from 1995 to 1996; associate, Meagher & Gear, from 1991 to 1995.

Jeffrey W. Sullivan, M.D.

Medical director since 1998.

Philip C. Wentzel

Vice president and controller since 1998; Vice President - Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992-1997.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

Substitution of investments

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life of New York the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

Voting rights

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Reports

At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy Illustations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

     o    the annual rate of return of the fund is 0%, 6% or 12%.

     o the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

Insured: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges

The death benefit, policy value and cash surrender value reflect the following charges:

     o    Premium expense charge: 3.5% of each premium payment.

     o Cost of insurance charge for the sex, age and rate classification for the assumed insured.

     o    Policy fee: $5 per month.

The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

o the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.73% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees and Charges section of this prospectus for additional information;

o the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first 10 policy years and 0.45% thereafter, we reserve the right to charge up to 0.9% for all policy years; and

o a nonadvisory expense charge assumed to be equivalent to an annual rate of 0.17% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees, and Charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                             Net annual rate of         Net annual rate of         Net annual rate of
Gross annual investment      return for "Guaranteed     return for "Current        return for "Current
rate Of return               costs assumed"             costs assumed"             costs assumed"
                             illustration               illustration, years 1-10   illustration, years 11 and after
 0%                            (1.87)%                      (1.87)%                    (1.43)%

 6                              4.02                         4.02                       4.48

12                              9.90                         9.90                      10.40


Taxes: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and /or you.

Policy Illustrations


Illustration
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                        Male age 35              Current costs assumed
Death benefit Option 1                                   nonsmoker                Annual premium $900
----------------------------------------------------------------------------------------------------------------------------
        Premium          Death benefit (1)(2)               Policy value (1)(2)             Cash surrender value (1)(2)
        accumulated      assuming hypothetical gross        assuming hypothetical gross     assuming hypothetical gross
End of  with annual      annual investment return of        annual investment return of     annual investment return of
policy  interest
year    at 5%            0%           6%         12%          0%        6%          12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------------------

1               945      $100,000    $100,000   $100,000        $625      $669         $713        $-          $-         $-
2              1937      $100,000    $100,000   $100,000      $1,231    $1,358       $1,489      $330        $457       $588
3              2979      $100,000    $100,000   $100,000      $1,816    $2,063       $2,331      $915      $1,162     $1,430
4              4073      $100,000    $100,000   $100,000      $2,375    $2,783       $3,243    $1,474      $1,882     $2,342
5              5222      $100,000    $100,000   $100,000      $2,914    $3,522       $4,236    $2,013      $2,621     $3,335

6              6428      $100,000    $100,000   $100,000      $3,427    $4,275       $5,311    $2,706      $3,554     $4,590
7              7694      $100,000    $100,000   $100,000      $3,915    $5,042       $6,477    $3,374      $4,501     $5,937
8              9024      $100,000    $100,000   $100,000      $4,377    $5,825       $7,745    $4,017      $5,465     $7,385
9             10420      $100,000    $100,000   $100,000      $4,813    $6,622       $9,123    $4,633      $6,441     $8,942
10            11886      $100,000    $100,000   $100,000      $5,219    $7,430      $10,618    $5,219      $7,430    $10,618

11            13425      $100,000    $100,000   $100,000      $5,620    $8,286      $12,298    $5,620      $8,286    $12,298
12            15042      $100,000    $100,000   $100,000      $5,991    $9,159      $14,134    $5,991      $9,159    $14,134
13            16739      $100,000    $100,000   $100,000      $6,334   $10,049      $16,145    $6,334     $10,049    $16,145
14            18521      $100,000    $100,000   $100,000      $6,645   $10,956      $18,348    $6,645     $10,956    $18,348
15            20392      $100,000    $100,000   $100,000      $6,923   $11,878      $20,762    $6,923     $11,878    $20,762

16            22356      $100,000    $100,000   $100,000      $7,162   $12,811      $23,409    $7,162     $12,811    $23,409
17            24419      $100,000    $100,000   $100,000      $7,361   $13,753      $26,311    $7,361     $13,753    $26,311
18            26585      $100,000    $100,000   $100,000      $7,511   $14,699      $29,495    $7,511     $14,699    $29,495
19            28859      $100,000    $100,000   $100,000      $7,614   $15,649      $32,994    $7,614     $15,649    $32,994
20            31247      $100,000    $100,000   $100,000      $7,658   $16,594      $36,838    $7,658     $16,594    $36,838

Age 60        45102      $100,000    $100,000   $100,000      $6,836   $21,109      $62,886    $6,836     $21,109    $62,886
Age 65        62785      $100,000    $100,000   $118,793      $3,624   $24,752     $106,341    $3,624     $24,752   $106,341


(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                        Male age 35              Guaranteed costs assumed
Death benefit Option 1                                   nonsmoker                Annual premium $900
-----------------------------------------------------------------------------------------------------------------------------
        Premium          Death benefit (1)(2)               Policy value (1)(2)             Cash surrender value (1)(2)
        accumulated      assuming hypothetical gross        assuming hypothetical gross     assuming hypothetical gross
End of  with annual      annual investment return of        annual investment return of     annual investment return of
policy  interest
year    at 5%            0%           6%         12%          0%        6%          12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------------------

1              945       $100,000   $100,000  $100,000      $625      $669        $713       $-         $-         $-
2             1937       $100,000   $100,000  $100,000    $1,231    $1,358      $1,489     $330       $457       $588
3             2979       $100,000   $100,000  $100,000    $1,816    $2,063      $2,331     $915     $1,162     $1,430
4             4073       $100,000   $100,000  $100,000    $2,375    $2,783      $3,243   $1,474     $1,882     $2,342
5             5222       $100,000   $100,000  $100,000    $2,914    $3,522      $4,236   $2,013     $2,621     $3,335

6             6428       $100,000   $100,000  $100,000    $3,427    $4,275      $5,311   $2,706     $3,554     $4,590
7             7694       $100,000   $100,000  $100,000    $3,915    $5,042      $6,477   $3,374     $4,501     $5,937
8             9024       $100,000   $100,000  $100,000    $4,377    $5,825      $7,745   $4,017     $5,465     $7,385
9            10420       $100,000   $100,000  $100,000    $4,813    $6,622      $9,123   $4,633     $6,441     $8,942
10           11886       $100,000   $100,000  $100,000    $5,219    $7,430     $10,618   $5,219     $7,430    $10,618

11           13425       $100,000   $100,000  $100,000    $5,594    $8,248     $12,242   $5,594     $8,248    $12,242
12           15042       $100,000   $100,000  $100,000    $5,938    $9,077     $14,008   $5,938     $9,077    $14,008
13           16739       $100,000   $100,000  $100,000    $6,249    $9,915     $15,930   $6,249     $9,915    $15,930
14           18521       $100,000   $100,000  $100,000    $6,525   $10,760     $18,022   $6,525    $10,760    $18,022
15           20392       $100,000   $100,000  $100,000    $6,764   $11,611     $20,300   $6,764    $11,611    $20,300

16           22356       $100,000   $100,000  $100,000    $6,961   $12,462     $22,782   $6,961    $12,462    $22,782
17           24419       $100,000   $100,000  $100,000    $7,112   $13,310     $25,485   $7,112    $13,310    $25,485
18           26585       $100,000   $100,000  $100,000    $7,211   $14,149     $28,432   $7,211    $14,149    $28,432
19           28859       $100,000   $100,000  $100,000    $7,252   $14,973     $31,644   $7,252    $14,973    $31,644
20           31247       $100,000   $100,000  $100,000    $7,229   $15,776     $35,150   $7,229    $15,776    $35,150

Age 60       45102       $100,000   $100,000  $100,000    $5,934   $19,254     $58,392   $5,934    $19,254    $58,392
Age 65       62785       $100,000   $100,000  $117,459    $1,657   $20,822     $96,278   $1,657    $20,822    $96,278


(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the policy matures. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

Code: The Internal Revenue Code of 1986, as amended.

Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life of New York: In this prospectus, "we", "us", "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Maturity date: The insured's attained insurance age 100, if living.

Minimum monthly premium: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing that the policy will not lapse for five policy years. The guarantee is in effect if you meet certain premium payment requirements.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

     o Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

     o    On the maturity date, proceeds will be the cash surrender value.

     o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 10 years of the policy and for 10 years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.


IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts

Statements of Net Assets (Unaudited)
Sept. 30, 2000

                                                                                 Segregated Asset Subaccounts
Assets                      YEQ        YGS       YIN        YIT           YMA         YMM          YGI         YNO        Combined
                                                                                                                          Variable
                                                                                                                           Account
Investments in shares of mutual funds and portfolios:
  at cost              $ 76,253,889 $617,941 $6,208,056  $19,612,424  $39,359,933  $2,207,231  $23,286,086 $21,434,562  $188,980,122
                       ------------ -------- ----------  -----------  -----------  ----------  ----------- -----------  ------------
  at market value      $113,241,940 $606,127 $5,804,563  $19,197,497  $53,233,427  $2,207,234  $30,588,441 $30,257,958  $255,137,187
Dividends receivable             --    2,738     34,287           --           --      10,870           --          --        47,895
Accounts receivable
  from IDS Life of
  New York for
  contract purchase
  payments                   23,917       --         --       17,474           --          --       36,734      46,480       124,605
Receivable from
  mutual funds
  and portfolios
  for share
  redemptions                    --       --         --           --           --           --      21,787      21,630        43,417
                             ------     ----      -----         ----         ----         ----      ------      ------        ------
Total assets            113,265,857  608,865  5,838,850   19,214,971   53,233,427    2,218,104  30,646,962  30,326,068   255,353,104

Liabilities
Payable to IDS Life of New York for:
  Mortality and expense
  risk fee                   80,683      434      4,172       13,612       38,021        1,605      21,787      21,630       181,944
  Contract terminations          --       63      4,843           --       60,520       14,853          --          --        80,279
Payable to mutual
  funds, portfolios
  and the trust for
  investments purchased          --       --         --           --           --           --      36,734      46,480        83,214
Total liabilities            80,683      497      9,015       13,612       98,541       16,458      58,521      68,110       345,437

Net assets applicable to
  Variable Life contracts
  in accumulation
  period               $113,185,174 $608,368 $5,829,835  $19,201,359  $53,134,886   $2,201,646 $30,588,441 $30,257,958  $255,007,667
                       ------------ -------- ----------  -----------  -----------   ---------- ----------- -----------  ------------

Accumulation units
  outstanding            14,585,036  260,305  2,399,411    8,095,209   10,473,471    1,251,849  14,348,052  11,882,383
                         ----------  -------  ---------    ---------   ----------    ---------  ----------  ----------

Net asset value per
  accumulation unit          $ 7.76   $ 2.34     $ 2.43       $ 2.37       $ 5.07       $ 1.76      $ 2.13      $ 2.55
                             ------   ------     ------       ------       ------       ------      ------      ------

See accompanying notes to financial statements.


IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts

Statements of Operations (Unaudited)
Nine month period ended Sept. 30, 2000

                                                                                 Segregated Asset Subaccounts
Investment income           YEQ         YGS     YIN         YIT         YMA         YMM          YGI         YNO         Combined
                                                                                                                         Variable
                                                                                                                          Account
Dividend income from
  mutual funds and
  portfolios            $22,467,959  $25,084  $300,269  $3,223,670  $2,548,300   $100,774        $--     $ 2,036,114   $ 30,702,170
Mortality and expense
  risk fee                  736,114    3,979    38,912     130,635     355,903     15,563      187,430       187,426      1,655,962
                            -------    -----    ------     -------     -------     ------      -------       -------      ---------
Investment income
  (loss) - net           21,731,845   21,105   261,357   3,093,035   2,192,397     85,211     (187,430)    1,848,688     29,046,208
                         ----------   ------   -------   ---------   ---------     ------     --------     ---------     ----------

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments in mutual funds and portfolios:
  Proceeds from sales     2,498,324  156,311   640,426     347,586   2,197,733  3,782,250      377,149       206,811     10,206,590
  Cost of investments
  sold                    1,356,626  164,256   689,123     281,890   1,549,646  3,782,236      281,507       131,783      8,237,067
                          ---------  -------   -------     -------   ---------  ---------      -------       -------      ---------
Net realized gain
  (loss) on investments   1,141,698   (7,945)  (48,697)     65,696     648,087         14       95,642        75,028      1,969,523
Net change in unrealized
  appreciation or
  depreciation of
  investments           (17,142,298)  23,585   (29,830) (6,888,619) (1,045,857)       (21)     449,660    (1,297,212)   (25,930,592)
                        -----------   ------   -------  ----------  ----------        ---      -------    ----------    -----------
Net gain (loss) on
  investments           (16,000,600)  15,640   (78,527) (6,822,923)   (397,770)        (7)     545,302    (1,222,184)   (23,961,069)
                        -----------   ------   -------  ----------    --------         --      -------    ----------    -----------
Net increase (decrease)
  in net assets
  resulting from
  operations             $5,731,245  $36,745  $182,830 $(3,729,888) $1,794,627    $85,204     $357,872      $626,504     $5,085,139
                         ==========  =======  ======== ===========  ==========    =======     ========      ========     ==========

See accompanying notes to financial statements.



IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts

Statements of Changes in Net Assets (Unaudited)
Nine month period ended Sept. 30, 2000

                                                      Segregated Asset Subaccounts
Operations             YEQ         YGS       YIN         YIT         YMA           YMM         YGI           YNO       Combined
                                                                                                                       Variable
                                                                                                                        Account
Investment income
  (loss) - net     $21,731,845  $ 21,105 $   261,357  $3,093,035  $ 2,192,397   $  85,211  $ (187,430)  $ 1,848,688  $ 29,046,208
Net realized gain
  (loss) on
  investments        1,141,698    (7,945)    (48,697)     65,696      648,087          14      95,642        75,028     1,969,523
Net change in
  unrealized
  appreciation
  or depreciation
  of investments   (17,142,298)   23,585     (29,830) (6,888,619)  (1,045,857)        (21)    449,660    (1,297,212)  (25,930,592)
                   -----------    ------     -------  ----------   ----------         ---     -------    ----------   -----------
Net increase
  (decrease) in
  net assets
  resulting from
  operations         5,731,245    36,745     182,830  (3,729,888)   1,794,627      85,204     357,872       626,504     5,085,139
                     ---------    ------     -------  ----------    ---------      ------     -------       -------     ---------

Contract transactions
Contract purchase
  payments           6,817,337    68,673     487,887   2,295,766    4,266,117   1,277,887   3,914,693     3,666,934    22,795,294
Net transfers*       1,953,527   (50,646)   (387,443)  1,462,222   (1,137,122) (1,205,848)  2,988,868     3,722,420     7,345,978
Transfers for
  policy loans      (1,123,549)  (13,658)    (11,314)   (168,466)    (401,550)     (4,439)   (134,164)     (245,255)   (2,102,395)
Policy charges      (2,236,999)  (34,888)   (215,209)   (428,452)  (1,442,590)   (161,090)   (653,519)     (577,275)   (5,750,022)
Contract terminations:
  Surrender
  benefits          (2,074,089)  (13,126)    (96,386)   (334,170)    (937,792)    (55,852)   (420,454)     (434,445)   (4,366,314)
  Death benefits       (71,797)   (6,532)       (237)     (5,787)    (279,843)         --    (135,001)      (15,419)     (514,616)
                       -------    ------        ----      ------     --------      ------    --------       -------      --------
Increase (decrease)
  from contract
  transactions       3,264,430   (50,177)   (222,702)  2,821,113       67,220    (149,342)  5,560,423     6,116,960    17,407,925
                     ---------   -------    --------   ---------       ------    --------   ---------     ---------    ----------
Net assets at
  beginning of
  year             104,189,499   621,800   5,869,707  20,110,134   51,273,039   2,265,784  24,670,146    23,514,494   232,514,603
                   -----------   -------   ---------  ----------   ----------   ---------  ----------    ----------   -----------
Net assets at
  end of period   $113,185,174  $608,368  $5,829,835 $19,201,359  $53,134,886  $2,201,646 $30,588,441   $30,257,958  $255,007,667
                  ------------  --------  ---------- -----------  -----------  ---------- -----------   -----------  ------------

Accumulation unit activity
Units outstanding
  at beginning
  of year           14,138,625   283,131   2,493,277   7,011,444   10,457,248   1,336,769  11,738,977     9,519,818
Contract purchase
  payments             904,993    30,679     206,192     885,633      848,131     738,693   1,837,484     1,413,472
Net transfers*         273,103   (22,820)   (161,720)    563,374     (219,011)   (692,390)  1,414,093     1,442,821
Transfers for
  policy loans        (154,716)   (6,435)     (7,048)    (69,764)     (87,091)     (5,375)    (68,668)      (99,242)
Policy charges        (296,739)  (15,507)    (90,826)   (165,172)    (282,674)    (93,292)   (306,591)     (223,310)
Contract terminations:
  Surrender benefits  (271,818)   (5,834)    (40,363)   (128,248)    (186,859)    (32,556)   (200,448)     (165,444)
  Death benefits        (8,412)   (2,909)       (101)     (2,058)     (56,273)         --     (66,795)       (5,732)
                        ------    ------        ----      ------      -------      ------     -------        ------
Units outstanding
  at end of period  14,585,036   260,305   2,399,411   8,095,209   10,473,471   1,251,849  14,348,052    11,882,383
                    ----------   -------   ---------   ---------   ----------   ---------  ----------    ----------

*Includes  transfer activity from (to) other subaccounts and transfers from (to)
IDS Life of New York's fixed account. See accompanying notes to financial statements.



IDS Life of New York Acount 8 -- Flexible Premium Variable Life Subaccounts

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

                         Nine month
                        period ended
                          Sept. 30,                                   Year ended Dec. 31,

                             2000      1999      1998      1997     1996      1995      1994     1993      1992      1991      1990

Subaccount YEQ (Investing in shares of IDS Life Series Fund -- Equity Portfolio)

Accumulation unit           $7.37     $4.11     $3.80     $3.17    $2.66     $1.94     $1.91    $1.70     $1.63     $0.98     $1.04
value at beginning
of period

Accumulation unit value     $7.76     $7.37     $4.11     $3.80    $3.17     $2.66     $1.94    $1.91     $1.70     $1.63     $0.98
at end of period

Number of accumulation     14,585    14,139    13,469    11,924   10,219     7,545     6,265    4,382     2,916     1,668     1,061
units outstanding at end
of period (000 omitted)

Subaccount YGS (Investing in shares of IDS Life Series Fund -- Government Securities Portfolio)

Accumulation unit           $2.20     $2.26     $2.11     $1.96    $1.94     $1.66     $1.76    $1.58     $1.50     $1.30     $1.23
value at beginning
of period

Accumulation unit value     $2.34     $2.20     $2.26     $2.11    $1.96     $1.94     $1.66    $1.76     $1.58     $1.50     $1.30
at end of period

Number of accumulation        260       283       300       256      295       301       284      244       159       112        69
units outstanding at end
of period (000 omitted)

Subaccount YIN (Investing in shares of IDS Life Series Fund -- Income Portfolio)

Accumulation unit           $2.35     $2.37     $2.26     $2.11    $2.06     $1.72     $1.81    $1.59     $1.47     $1.29     $1.23
value at beginning
of period

Accumulation unit value     $2.43     $2.35     $2.37     $2.26    $2.11     $2.06     $1.72    $1.81     $1.59     $1.47     $1.29
at end of period

Number of accumulation      2,399     2,493     2,466     2,184    2,032     1,614     1,408    1,308       744       517       369
units outstanding at end
of period (000 omitted)


Subaccount YIT1 (Investing in shares of IDS Life Series Fund -- International Equity Portfolio)

Accumulation unit           $2.87     $2.11     $1.75     $1.66    $1.36     $0.98     $1.00       --        --        --        --
value at beginning
of period

Accumulation unit value     $2.37     $2.87     $2.11     $1.75    $1.66     $1.36     $0.98       --        --        --        --
at end of period

Number of accumulation      8,095     7,011     6,173     4,820    2,922       759       130       --        --        --        --
units outstanding at end
of period (000 omitted)

Subaccount YMA (Investing in shares of IDS Life Series Fund -- Managed Portfolio)

Accumulation unit           $4.90     $3.97     $3.50     $2.99    $2.64     $2.24     $2.24    $1.89     $1.73     $1.32     $1.23
 value at beginning
of period

Accumulation unit value     $5.07     $4.90     $3.97     $3.50    $2.99     $2.64     $2.24    $2.24     $1.89     $1.73     $1.32
at end of period

Number of accumulation     10,473    10,457     9,923     9,079    8,043     6,737     6,000    4,308     2,720     1,912     1,236
units outstanding at end
of period (000 omitted)

Subaccount YMM (Investing in shares of IDS Life Series Fund -- Money Market Portfolio)

Accumulation unit           $1.69     $1.63     $1.57     $1.52    $1.46     $1.39     $1.35    $1.33     $1.29     $1.24     $1.16
value at beginning
of period

Accumulation unit value     $1.76     $1.69     $1.63     $1.57    $1.52     $1.46     $1.39    $1.35     $1.33     $1.29     $1.24
at end of period

Number of accumulation      1,252     1,337     1,055       735      605       352       196      193       147       191       167
units outstanding at end
of period (000 omitted)

Subaccount YGI2  (Investing in shares of AIM V.I. Growth and Income Fund)

Accumulation unit           $2.10     $1.58     $1.25     $1.00    $1.00        --        --       --        --        --        --
value at beginning
of period

Accumulation unit value     $2.13     $2.10     $1.58     $1.25    $1.00        --        --       --        --        --        --
at end of period

Number of accumulation     14,348    11,739     6,206     2,465      148        --        --       --        --        --        --
units outstanding at end
of period (000 omitted)

Subaccount YNO2 (Investing in shares of Putnam VT New Opportunities Fund - Class IA Shares)

Accumulation unit           $2.47     $1.47     $1.19     $0.98    $1.00        --        --       --        --        --        --
value at beginning
of period

Accumulation unit value     $2.55     $2.47     $1.47     $1.19    $0.98        --        --       --        --        --        --
at end of period

Number of accumulation     11,882     9,520     5,472     2,226       84        --        --       --        --        --        --
units outstanding at end
of period (000 omitted)

1 Operations commenced on Oct. 28, 1994.
2 Operations commenced on Nov. 22, 1996.



IDS Life of New York Account 8 -- Flexible Premium Variable Life Subaccounts

Notes to Financial Statements (Unaudited)

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable  Account) was established under New
York law on Sept.  12, 1985 as a segregated  asset account of IDS Life Insurance
Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Aug. 31,
1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified open-end management investment companies and have the following investment managers.

Subaccount        Invests exclusively in shares of                       Investment Manager
YEQ               IDS Life Series Fund -- Equity Portfolio               IDS Life Insurance Company 1
YGS               IDS Life Series Fund -- Government Securities          IDS Life Insurance Company 1
                  Portfolio
YIN               IDS Life Series Fund -- Income Portfolio               IDS Life Insurance Company 1
YIT               IDS Life Series Fund -- International Equity           IDS Life Insurance Company 1
                  Portfolio
YMA               IDS Life Series Fund -- Managed Portfolio              IDS Life Insurance Company 1
YMM               IDS Life Series Fund -- Money Market Portfolio         IDS Life Insurance Company 1
YGI               AIM V.I. Growth and Income Fund                        A I M Management Group Inc.
YNO               Putnam VT New Opportunities Fund - Class IA Shares     Putnam Investment Management, Inc.

1    American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Survivorship Variable Life Policy.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold.
The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying
financial   statements   represents  the   subaccounts'   share  of  the  Funds'
undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes.
Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3.   MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable
Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDS Life of New
York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

4.   OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5.   PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge.
Details regarding these three charges follows.

A sales charge of 7.25% of each premium  payment is deducted to  compensate  IDS
Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment is deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25% of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS
Life of New York reserves the right to change this charge in the future if applicable federal law changes.

6.   SURRENDER CHARGE

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years.
The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis.
Charges for all segregated asset accounts amounted to $718,414 for the nine months ended Sept. 30, 2000, $993,347 in 1999, $886,431 in 1998 and $688,445 in
1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.


7.   INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Sept. 30, 2000 were as follows:

Subaccount       Investment                                                  Shares           NAV
YEQ              IDS Life Series Fund -- Equity Portfolio                   2,749,856       $41.18
YGS              IDS Life Series Fund -- Government Securities
                 Portfolio                                                     61,394         9.87
YIN              IDS Life Series Fund -- Income Portfolio                     628,296         9.24
YIT              IDS Life Series Fund -- International Equity
                 Portfolio                                                  1,145,621        16.76
YMA              IDS Life Series Fund -- Managed Portfolio                  2,323,692        22.91
YMM              IDS Life Series Fund -- Money Market Portfolio             2,207,397         1.00
YGI              AIM V.I. Growth and Income Fund                              948,185        32.26
YNO              Putnam VT New Opportunities Fund - Class IA Shares           720,943        41.97

8.   INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                      Nine month
                                                                      period ended
                                                                        Sept. 30,           Year ended Dec. 31,
Subaccount       Investment                                                2000           1999              1998            1997
YEQ              IDS Life Series Fund-- Equity Portfolio             $27,492,386   $ 5,795,202       $14,149,333      $7,620,803
YGS              IDS Life Series Fund-- Government Securities
                 Portfolio                                               127,321       191,569           247,569         172,859
YIN              IDS Life Series Fund-- Income Portfolio
                                                                         746,023       999,574         1,624,048       1,092,864
YIT              IDS Life Series Fund-- International Equity
                 Portfolio                                             6,254,640     2,811,966         3,401,869       4,017,372
YMA              IDS Life Series Fund-- Managed Portfolio
                                                                       4,515,573     4,958,516         6,658,468       6,573,036
YMM              IDS Life Series Fund-- Money Market Portfolio
                                                                       3,635,820     4,131,370         2,410,705       1,784,114
YGI              AIM V.I. Growth and Income Fund
                                                                       5,750,142     9,859,243         5,153,905       2,798,870
YNO              Putnam VT New Opportunities Fund - Class IA Shares
                                                                       8,172,459     6,901,504         4,188,738       2,378,386
                                                                       ---------     ---------         ---------       ---------
                 Combined Variable Account                           $56,694,364   $35,648,944       $37,834,635     $26,438,304


IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI, and
YNO) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts at December 31, 1999 and the individual and combined results of its operations and the changes in its net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
    ERNST & YOUNG LLP
    Minneapolis, Minnesota
    March 17, 2000

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS

                                                            SEGREGATED ASSET SUBACCOUNTS
DEC. 31, 1999                              YEQ            YGS           YIN            YIT             YMA

 ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                          $ 50,118,129     $654,876     $6,151,156     $13,639,674     $36,394,006
                                     ---------------------------------------------------------------------------
    at market value                  $104,248,478     $619,477     $5,777,493     $20,113,366     $51,313,357
Dividends receivable                           --        2,867         70,484              --              --
Accounts receivable from IDS Life
  of New York for contract purchase
  payments                                 19,977           --         26,202          12,004              --
Receivable from mutual funds and
  portfolios for share redemptions             --           --             --              --              --
----------------------------------------------------------------------------------------------------------------
Total assets                          104,268,455      622,344      5,874,179      20,125,370      51,313,357
----------------------------------------------------------------------------------------------------------------

 LIABILITIES
----------------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York
  for:
  Mortality and expense risk fee           78,956          476          4,472          15,236          39,053
  Contract terminations                        --           68             --              --           1,265
Payable to mutual funds and
  portfolios for investments
  purchased                                    --           --             --              --              --
----------------------------------------------------------------------------------------------------------------
Total liabilities                          78,956          544          4,472          15,236          40,318
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                             $104,189,499     $621,800     $5,869,707     $20,110,134     $51,273,039
----------------------------------------------------------------------------------------------------------------
Accumulation units outstanding         14,138,625      283,131      2,493,277       7,011,444      10,457,248
----------------------------------------------------------------------------------------------------------------
Net asset value per accumulation
  unit                               $       7.37     $   2.20     $     2.35     $      2.87     $      4.90
----------------------------------------------------------------------------------------------------------------

                                                                                       COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS              VARIABLE
DEC. 31, 1999                             YMM            YGI             YNO            ACCOUNT
 ASSETS
-----------------------------------  --------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                          $2,353,647     $17,817,451     $13,393,886     $140,522,825
                                     --------------------------------------------------------------
    at market value                  $2,353,671     $24,670,146     $23,514,494     $232,610,482
Dividends receivable                     11,278              --              --           84,629
Accounts receivable from IDS Life
  of New York for contract purchase
  payments                                   --          93,276          52,031          203,490
Receivable from mutual funds and
  portfolios for share redemptions           --          18,698          17,669           36,367
-----------------------------------  --------------------------------------------------------------
Total assets                          2,364,949      24,782,120      23,584,194      232,934,968
-----------------------------------  --------------------------------------------------------------
 LIABILITIES
-----------------------------------  --------------------------------------------------------------
Payable to IDS Life of New York
  for:
  Mortality and expense risk fee          1,878          18,698          17,669          176,438
  Contract terminations                  97,287              --              --           98,620
Payable to mutual funds and
  portfolios for investments
  purchased                                  --          93,276          52,031          145,307
-----------------------------------  --------------------------------------------------------------
Total liabilities                        99,165         111,974          69,700          420,365
-----------------------------------  --------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                             $2,265,784     $24,670,146     $23,514,494     $232,514,603
-----------------------------------  --------------------------------------------------------------
Accumulation units outstanding        1,336,769      11,738,977       9,519,818
-----------------------------------  --------------------------------------------------------------
Net asset value per accumulation
  unit                               $     1.69     $      2.10     $      2.47
-----------------------------------  --------------------------------------------------------------

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $        --  $ 38,762   $425,512   $  398,665  $1,270,807
Mortality and expense risk fee                585,629     6,215     52,970      137,144     391,502
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (585,629)   32,547    372,542      261,521     879,305
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds and
  portfolios:
    Proceeds from sales                     3,258,742   197,166    653,512      634,066   1,793,507
    Cost of investments sold                2,526,521   204,018    678,758      521,229   1,425,666
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       732,221    (6,852)   (25,246)     112,837     367,841
Net change in unrealized appreciation or
  depreciation of investments              45,611,195   (46,785)  (376,233)   4,786,384   8,387,190
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             46,343,416   (53,637)  (401,479)   4,899,221   8,755,031
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $45,757,787  $(21,090)  $(28,937)  $5,160,742  $9,634,336
---------------------------------------------------------------------------------------------------

                                                                               COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS      VARIABLE
YEAR ENDED DEC. 31, 1999                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   95,076  $  202,377  $  131,852  $ 2,563,051
Mortality and expense risk fee                18,496     141,258     115,978    1,449,192
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               76,580      61,119      15,874    1,113,859
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds and
  portfolios:
    Proceeds from sales                    3,500,815      94,692     107,800   10,240,300
    Cost of investments sold               3,500,800      77,841      86,666    9,021,499
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments           15      16,851      21,134    1,218,801
Net change in unrealized appreciation or
  depreciation of investments                     17   5,089,669   8,641,203   72,092,640
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                    32   5,106,520   8,662,337   73,311,441
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $   76,612  $5,167,639  $8,678,211  $74,425,300
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $ 7,962,668  $ 36,677   $ 394,066  $  530,817  $3,113,690
Mortality and expense risk fee                437,714     5,325      48,402     101,270     317,793
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net             7,524,954    31,352     345,664     429,547   2,795,897
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                       881,803   118,640     622,887     292,083     810,846
    Cost of investments sold                  697,183   117,394     613,975     264,666     694,915
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       184,620     1,246       8,912      27,417     115,931
Net change in unrealized appreciation or
  depreciation of investments              (3,495,686)    9,354    (117,407)  1,434,548   1,593,673
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             (3,311,066)   10,600    (108,495)  1,461,965   1,709,604
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                         $ 4,213,888  $ 41,952   $ 237,169  $1,891,512  $4,505,501
---------------------------------------------------------------------------------------------------

                                                                               COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS      VARIABLE
YEAR ENDED DEC. 31, 1998                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   67,725  $  130,855  $   52,867  $12,289,365
Mortality and expense risk fee                12,392      54,253      44,663    1,021,812
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               55,333      76,602       8,204   11,267,553
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                    1,840,441      13,030      17,330    4,597,060
    Cost of investments sold               1,840,441      11,208      16,292    4,256,074
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments           --       1,822       1,038      340,986
Net change in unrealized appreciation or
  depreciation of investments                      2   1,579,781   1,225,925    2,230,190
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                     2   1,581,603   1,226,963    2,571,176
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                         $   55,335  $1,658,205  $1,235,167  $13,838,729
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $1,459,523   $ 37,545   $322,998    $209,995   $2,754,122
Mortality and expense risk fee               354,681      4,929     40,932      62,452      257,676
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net            1,104,842     32,616    282,066     147,543    2,496,446
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                      751,190    227,327    476,335     544,898      679,787
    Cost of investments sold                 596,675    227,369    465,590     504,067      571,899
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments      154,515        (42)    10,745      40,831      107,888
Net change in unrealized appreciation or
  depreciation of investments              5,965,530      7,613     17,158      80,848    1,711,453
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             6,120,045      7,571     27,903     121,679    1,819,341
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $7,224,887   $ 40,187   $309,969    $269,222   $4,315,787
---------------------------------------------------------------------------------------------------

                                                   SEGREGATED ASSET            COMBINED
                                                     SUBACCOUNTS               VARIABLE
YEAR ENDED DEC. 31, 1997                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   49,171   $  3,724    $     --   $ 4,837,078
Mortality and expense risk fee                 8,873     11,474      10,317       751,334
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               40,298     (7,750)    (10,317)    4,085,744
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                    1,548,607     52,916      56,134     4,337,194
    Cost of investments sold               1,548,623     50,365      53,706     4,018,294
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments          (16)     2,551       2,428       318,900
Net change in unrealized appreciation or
  depreciation of investments                      5    180,079     253,559     8,216,245
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                   (11)   182,630     255,987     8,535,145
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $   40,287   $174,880    $245,670   $12,620,889
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ          YGS         YIN          YIT          YMA

 OPERATIONS
--------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $   (585,629)  $ 32,547   $  372,542  $   261,521  $   879,305
Net realized gain (loss) on investments        732,221     (6,852)     (25,246)     112,837      367,841
Net change in unrealized appreciation or
  depreciation of investments               45,611,195    (46,785)    (376,233)   4,786,384    8,387,190
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           45,757,787    (21,090)     (28,937)   5,160,742    9,634,336
--------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Contract purchase payments                   8,551,838     76,884      937,454    2,690,098    5,781,403
Net transfers*                                (266,660)   (29,547)    (297,141)     375,017       16,778
Transfers for policy loans                    (660,439)       972      (47,618)    (148,216)    (416,682)
Policy charges                              (2,555,364)   (52,896)    (339,475)    (548,800)  (1,960,792)
Contract terminations:
  Surrender benefits                        (1,845,102)   (31,234)    (177,402)    (431,146)  (1,049,766)
  Death benefits                              (161,163)        --      (10,084)     (23,806)    (125,555)
--------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               3,063,110    (35,821)      65,734    1,913,147    2,245,386
--------------------------------------------------------------------------------------------------------
Net assets at beginning of year             55,368,602    678,711    5,832,910   13,036,245   39,393,317
--------------------------------------------------------------------------------------------------------
Net assets at end of year                 $104,189,499   $621,800   $5,869,707  $20,110,134  $51,273,039
--------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
--------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year      13,469,431    300,137    2,465,891    6,172,923    9,922,663
Contract purchase payments                   1,912,015     38,617      398,861    1,178,548    1,366,155
Net transfers*                                 (88,739)   (18,107)    (126,846)     162,379        9,127
Transfers for policy loans                    (152,457)       445      (20,230)     (64,174)     (98,711)
Policy charges                                (569,337)   (23,883)    (144,424)    (241,215)    (463,652)
Contract terminations:
  Surrender benefits                          (392,808)   (14,078)     (75,706)    (186,276)    (248,464)
  Death benefits                               (39,480)        --       (4,269)     (10,741)     (29,870)
--------------------------------------------------------------------------------------------------------
Units outstanding at end of year            14,138,625    283,131    2,493,277    7,011,444   10,457,248
--------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1999                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   76,580   $    61,119  $    15,874  $  1,113,859
Net realized gain (loss) on investments           15        16,851       21,134     1,218,801
Net change in unrealized appreciation or
  depreciation of investments                     17     5,089,669    8,641,203    72,092,640
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                             76,612     5,167,639    8,678,211    74,425,300
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                 1,668,505     4,193,541    3,518,254    27,417,977
Net transfers*                              (978,263)    6,517,721    4,066,144     9,404,049
Transfers for policy loans                   (23,816)      (96,776)    (101,160)   (1,493,735)
Policy charges                              (183,207)     (615,933)    (490,797)   (6,747,264)
Contract terminations:
  Surrender benefits                         (11,484)     (256,831)    (197,525)   (4,000,490)
  Death benefits                              (5,647)      (30,962)     (11,094)     (368,311)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               466,088     9,710,760    6,783,822    24,212,226
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year            1,723,084     9,791,747    8,052,461   133,877,077
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $2,265,784   $24,670,146  $23,514,494  $232,514,603
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year     1,054,652     6,205,902    5,471,531
Contract purchase payments                 1,003,107     2,384,670    2,096,643
Net transfers*                              (586,229)    3,721,071    2,429,065
Transfers for policy loans                   (14,477)      (55,821)     (61,517)
Policy charges                              (110,009)     (351,569)    (293,045)
Contract terminations:
  Surrender benefits                          (6,877)     (146,760)    (115,821)
  Death benefits                              (3,398)      (18,516)      (7,038)
----------------------------------------  -------------------------------------
Units outstanding at end of year           1,336,769    11,738,977    9,519,818
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ         YGS         YIN          YIT          YMA

 OPERATIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 7,524,954   $ 31,352   $  345,664  $   429,547  $ 2,795,897
Net realized gain (loss) on investments       184,620      1,246        8,912       27,417      115,931
Net change in unrealized appreciation or
  depreciation of investments              (3,495,686)     9,354     (117,407)   1,434,548    1,593,673
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                4,213,888     41,952      237,169    1,891,512    4,505,501
-------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Contract purchase payments                  8,276,481    107,907      873,654    2,484,288    5,414,963
Net transfers*                              1,632,511     70,271      306,683      949,063      672,497
Transfers for policy loans                   (597,388)    (6,281)     (59,506)     (88,294)    (474,625)
Policy charges                             (2,260,287)   (46,372)    (322,016)    (469,309)  (1,734,889)
Contract terminations:
  Surrender benefits                       (1,145,779)   (17,975)    (114,726)    (177,402)    (706,720)
  Death benefits                              (91,634)   (11,432)     (28,592)      (5,766)     (72,095)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,813,904     96,118      655,497    2,692,580    3,099,131
-------------------------------------------------------------------------------------------------------
Net assets at beginning of year            45,340,810    540,641    4,940,244    8,452,153   31,788,685
-------------------------------------------------------------------------------------------------------
Net assets at end of year                 $55,368,602   $678,711   $5,832,910  $13,036,245  $39,393,317
-------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
-------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     11,923,765    256,101    2,183,554    4,819,920    9,079,176
Contracts purchase payments                 2,194,522     49,057      376,239    1,257,681    1,478,004
Net transfers*                                434,065     32,510      132,004      468,519      183,037
Transfers for policy loans                   (157,095)    (2,916)     (25,559)     (44,324)    (130,705)
Policy charges                               (598,903)   (21,244)    (138,639)    (236,945)    (474,255)
Contract terminations:
  Surrender benefits                         (303,797)    (8,261)     (49,418)     (88,984)    (193,111)
  Death benefits                              (23,126)    (5,110)     (12,290)      (2,944)     (19,483)
-------------------------------------------------------------------------------------------------------
Units outstanding at end of year           13,469,431    300,137    2,465,891    6,172,923    9,922,663
-------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1998                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   55,333   $   76,602   $    8,204   $ 11,267,553
Net realized gain (loss) on investments           --        1,822        1,038        340,986
Net change in unrealized appreciation or
  depreciation of investments                      2    1,579,781    1,225,925      2,230,190
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                  55,335    1,658,205    1,235,167     13,838,729
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                   656,161    2,530,326    2,188,943     22,532,723
Net transfers*                                   244    2,932,508    2,341,436      8,905,213
Transfers for policy loans                    16,135      (62,454)     (73,041)    (1,345,454)
Policy charges                              (138,571)    (281,819)    (251,476)    (5,504,739)
Contract terminations:
  Surrender benefits                          (5,617)     (59,290)     (46,630)    (2,274,139)
  Death benefits                             (13,421)          --           --       (222,940)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               514,931    5,059,271    4,159,232     22,090,664
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year            1,152,818    3,074,271    2,658,062     97,947,684
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $1,723,084   $9,791,747   $8,052,461   $133,877,077
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year       734,855    2,465,393    2,226,094
Contracts purchase payments                  409,620    1,863,213    1,717,997
Net transfers*                                (1,409)   2,172,226    1,815,859
Transfers for policy loans                    10,000      (44,267)     (54,454)
Policy charges                               (86,424)    (207,286)    (197,732)
Contract terminations:
  Surrender benefits                          (3,504)     (43,377)     (36,233)
  Death benefits                              (8,486)          --           --
----------------------------------------  -------------------------------------
Units outstanding at end of year           1,054,652    6,205,902    5,471,531
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ         YGS         YIN          YIT          YMA

 OPERATIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,104,842  $  32,616   $  282,066  $  147,543   $ 2,496,446
Net realized gain (loss) on investments       154,515        (42)      10,745      40,831       107,888
Net change in unrealized appreciation or
  depreciation of investments               5,965,530      7,613       17,158      80,848     1,711,453
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                7,224,887     40,187      309,969     269,222     4,315,787
-------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Contract purchase payments                  7,441,563    119,153      784,805   2,330,345     4,816,210
Net transfers*                              2,009,267   (100,924)     142,593   1,512,734     1,374,196
Transfers for policy loans                   (598,478)    (5,109)     (66,319)    (61,032)     (441,258)
Policy charges                             (1,997,018)   (46,144)    (286,765)   (361,587)   (1,554,701)
Contract terminations:
  Surrender benefits                       (1,045,185)   (37,707)    (233,575)    (99,532)     (793,080)
  Death benefits                              (69,049)    (6,354)      (6,276)     (1,487)      (16,407)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,741,100    (77,085)     334,463   3,319,441     3,384,960
-------------------------------------------------------------------------------------------------------
Net assets at beginning of year            32,374,823    577,539    4,295,812   4,863,490    24,087,938
-------------------------------------------------------------------------------------------------------
Net assets at end of year                 $45,340,810  $ 540,641   $4,940,244  $8,452,153   $31,788,685
-------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
-------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     10,218,855    295,283    2,032,494   2,922,492     8,043,384
Contract purchase payments                  2,193,598     60,085      358,800   1,327,806     1,469,705
Net transfers*                                603,566    (51,527)      64,605     866,461       425,487
Transfers for policy loans                   (176,623)    (2,557)     (29,936)    (34,345)     (134,833)
Policy charges                               (588,039)   (23,054)    (131,741)   (205,879)     (475,355)
Contract terminations:
  Surrender benefits                         (308,629)   (19,111)    (107,894)    (55,746)     (244,414)
  Death benefits                              (18,963)    (3,018)      (2,774)       (869)       (4,798)
-------------------------------------------------------------------------------------------------------
Units outstanding at end of year           11,923,765    256,101    2,183,554   4,819,920     9,079,176
-------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1997                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   40,298   $   (7,750)  $  (10,317)   $ 4,085,744
Net realized gain (loss) on investments          (16)       2,551        2,428        318,900
Net change in unrealized appreciation or
  depreciation of investments                      5      180,079      253,559      8,216,245
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                  40,287      174,880      245,670     12,620,889
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                   890,628      828,706      881,192     18,092,602
Net transfers*                              (455,707)   2,014,043    1,557,633      8,053,835
Transfers for policy loans                   (71,130)      (5,786)     (11,001)    (1,260,113)
Policy charges                              (104,917)     (68,945)     (77,116)    (4,497,193)
Contract terminations:
  Surrender benefits                         (20,637)     (16,584)     (20,126)    (2,266,426)
  Death benefits                             (43,028)          --           --       (142,601)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               195,209    2,751,434    2,330,582     17,980,104
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year              917,322      147,957       81,810     67,346,691
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $1,152,818   $3,074,271   $2,658,062    $97,947,684
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year       605,111      147,682       83,723
Contract purchase payments                   577,058      697,652      805,177
Net transfers*                              (292,656)   1,695,960    1,434,487
Transfers for policy loans                   (45,562)      (4,945)      (9,924)
Policy charges                               (68,238)     (57,282)     (69,750)
Contract terminations:
  Surrender benefits                         (13,385)     (13,674)     (17,619)
  Death benefits                             (27,473)          --           --
----------------------------------------  -------------------------------------
Units outstanding at end of year             734,855    2,465,393    2,226,094
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on
Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified open-end management investment companies and have the following investment managers.

SUBACCOUNT    INVESTS EXCLUSIVELY IN SHARES OF                                INVESTMENT MANAGER
----------------------------------------------------------------------------------------------------------------------
YEQ           IDS Life Series Fund -- Equity Portfolio                        IDS Life Insurance Company(1)
YGS           IDS Life Series Fund -- Government Securities Portfolio         IDS Life Insurance Company(1)
YIN           IDS Life Series Fund -- Income Portfolio                        IDS Life Insurance Company(1)
YIT           IDS Life Series Fund -- International Equity Portfolio          IDS Life Insurance Company(1)
YMA           IDS Life Series Fund -- Managed Portfolio                       IDS Life Insurance Company(1)
YMM           IDS Life Series Fund -- Money Market Portfolio                  IDS Life Insurance Company(1)
YGI           AIM V.I. Growth and Income Fund                                 A I M Management Group Inc.
YNO           Putnam VT New Opportunities Fund - Class IA Shares              Putnam Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------

(1)  American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Survivorship Variable Life Policy.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3.   MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDS Life of New York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

4.   OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5.   PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment is deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment is deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25% of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS Life of New York reserves the right to change this charge in the future if applicable federal law changes.

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

6.   SURRENDER CHARGE

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $993,347 in 1999, $886,431 in 1998 and $688,445 in 1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

7.   INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

SUBACCOUNT  INVESTMENT                             SHARES     NAV
-------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                             2,092,703  $49.82
            IDS Life Series Fund -- Government
YGS         Securities Portfolio                     64,436    9.61
            IDS Life Series Fund -- Income
YIN         Portfolio                               616,847    9.37
            IDS Life Series Fund --
YIT         International Equity Portfolio          834,669   24.10
            IDS Life Series Fund -- Managed
YMA         Portfolio                             2,221,289   23.10
            IDS Life Series Fund -- Money
YMM         Market Portfolio                      2,353,853    1.00
YGI         AIM V.I. Growth and Income Fund         780,948   31.59
            Putnam VT New Opportunities Fund -
YNO         Class IA Shares                         540,066   43.54
-------------------------------------------------------------------

8.   INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                     YEAR ENDED DEC. 31,
SUBACCOUNT  INVESTMENT                         1999         1998          1997
----------------------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                       $ 5,795,202  $14,149,333  $ 7,620,803
            IDS Life Series Fund --
            Government Securities
YGS         Portfolio                           191,569      247,569      172,859
            IDS Life Series Fund -- Income
YIN         Portfolio                           999,574    1,624,048    1,092,864
            IDS Life Series Fund --
YIT         International Equity Portfolio    2,811,966    3,401,869    4,017,372
            IDS Life Series Fund --
YMA         Managed Portfolio                 4,958,516    6,658,468    6,573,036
            IDS Life Series Fund -- Money
YMM         Market Portfolio                  4,131,370    2,410,705    1,784,114
            AIM V.I. Growth and Income
YGI         Fund                              9,859,243    5,153,905    2,798,870
            Putnam VT New Opportunities
YNO         Fund - Class IA Shares            6,901,504    4,188,738    2,378,386
----------------------------------------------------------------------------------
            Combined Variable Account       $35,648,944  $37,834,635  $26,438,304
----------------------------------------------------------------------------------

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM  VARIABLE LIFE SUBACCOUNTS

9.   YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve any potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                                  BALANCE SHEET
                               September 30, 2000
                                   (unaudited)
                       ($ thousands, except share amounts)

ASSETS
Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           2000, $408,986)                                                                $413,461
        Available for sale, at fair value (amortized cost:
           2000, $564,012)                                                                 540,974
                                                                                         ---------
                                                                                           954,435

  Mortgage loans on real estate                                                            145,396
  Policy Loans                                                                              30,266
  Other investments
                                                                                                34
          Total investments                                                              1,130,131

Cash and Cash equivalents                                                                   32,056
Amounts recoverable from reinsurers                                                          8,905
Accounts receivable                                                                          1,787
Premiums due                                                                                   261
Accrued investment income                                                                   17,239
Deferred policy acquisition costs                                                          143,004
Other assets                                                                                   929
Separate account assets                                                                  1,903,454
                                                                                    --------------

          Total assets                                                                  $3,237,766

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits:
    Fixed annuities                                                                       $782,669
    Universal life-type insurance                                                          158,937
    Traditional life, disability income and long-term care insurance                        72,178
  Policy claims and other policyholders' funds                                               2,595
  Amounts due to brokers                                                                     1,997
  Deferred income taxes                                                                        246
  Other liabilities                                                                         18,012
  Separate account liabilities                                                           1,903,455
                                                                                     -------------
          Total liabilities                                                              2,940,089

Stockholder's equity:
  Capital stock, $100 par value per share;
    200,000 shares authorized, issued and outstanding                                        2,000
  Additional paid-in capital                                                                49,000
  Accumulated other comprehensive income:
     Net unrealized securities losses                                                      (14,682)
  Retained earnings                                                                        261,359
          Total stockholder's equity                                                       297,677

Total liabilities and stockholder's equity                                              $3,237,766

                                           See accompanying notes.

                    IDS LIFE INSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                         Nine months ended September 30,
                                   (unaudited)
                                  ($ thousands)

                                                                         2000             1999

Revenues:
   Traditional life, disability income and long-term
   care insurance premiums                                             $13,281           $11,443
  Policy holder and contractholder  charges                             17,923            16,424
  Mortality and expense risk fees                                       15,733            12,436
  Net investment income                                                 69,641            71,880
  Net realized gain on investments                                         737             1,145
                                                                   -----------         ---------

          Total revenues                                               117,315           113,328
                                                                     ---------          --------

Benefits and expenses:
  Death and other benefits:
     Traditional life, disability income and long-term
     care insurance                                                      4,047             4,150
     Universal life-type insurance and investment
     contracts                                                           3,092             4,876
  Increase in liabilities for future policy benefits for
  traditional life, disability income and long-term care
  insurance                                                              5,640             4,501
  Interest credited on universal life-type insurance and
  investment contracts                                                  35,713            38,078
  Amortization of deferred policy acquisition costs                     11,461            13,624
  Other insurance and operating expenses                                 6,967             6,790
                                                                     ---------        ----------

          Total benefits and expenses                                   66,920            72,019
                                                                      --------           -------

Income before income taxes                                              50,395            41,309

Income taxes                                                            17,806            14,081
                                                                    ----------      ------------

Net income                                                           $  32,589          $ 27,228
                                                                     =========         =========


                             See accompanying notes.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                         Nine months ended September 30,
                                   (unaudited)
                                  ($ thousands)

                                                                        2000              1999

Cash flows from operating activities:
  Net income                                                           $32,589           $27,228
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Policy loans, excluding universal
        life-type insurance:
          Issuance                                                      (2,796)           (2,289)
          Repayment                                                      2,192             1,989
      Change in accrued investment income                                1,126             1,756
      Change in amounts recoverable from reinsurer                      (1,991)           (2,095)
      Change in accounts receivable                                     (1,220)             (260)
      Change in other assets                                              (205)              (36)
      Change in deferred policy acquisition costs, net                  (7,092)           (1,581)
      Change in liabilities for future policy benefits for
        traditional life, disability income and long-term
        care insurance                                                   7,900             6,025
      Change in policy claims and other
        policyholders' funds                                                12              (687)
      Deferred income tax provision                                      3,977             1,129
      Change in other liabilities                                       (3,422)            2,487
      Accretion of discount, net                                            35            (1,602)
      Net realized gain on investments                                    (737)           (1,145)
      Policyholder and contractholder charges, non-cash                 (6,725)           (7,215)
      Other, net                                                          (669)               77
                                                                      ---------        ---------

          Net cash provided by operating activities                    $22,974           $23,781


                                  See accompanying notes.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF CASH FLOWS (continued)
                            Years ended December 31,
                                  ($ thousands)

                                                                       2000              1999
                                                                      ------            -----

Cash flows from investing activities: Fixed maturities held to maturity:
        Purchases                                                  $        (34)   $           --
        Maturities, sinking fund payments and calls                      20,582            33,165

    Fixed maturities available for sale:
        Purchases                                                       (59,663)         (142,010)
        Maturities, sinking fund payments and calls                      21,128            36,638
        Sales                                                            54,593            72,615
    Other investments, excluding policy loans:
        Purchases                                                            --              (913)
        Sales                                                             9,562            13,806
    Change in amounts due to brokers                                      1,998             2,502
                                                                          -----             -----

          Net cash provided by investing activities                      48,166            15,803

Cash flows from financing activities:
  Activity related to universal life-type insurance
   and investment contracts:
      Considerations received                                            38,055            49,336
      Surrenders and death benefits                                    (103,849)         (116,340)
      Interest credited to account balances                              35,713            38,078
  Universal life-type insurance policy loans:
    Issuance                                                             (4,388)           (4,055)
    Repayment                                                             2,254             2,390
  Cash dividend to parent                                               (15,000)          (12,000)
                                                                        -------           -------

          Net cash used in financing activities                         (47,215)          (42,591)

Net increase in cash and cash equivalents                                23,925            (3,007)

Cash and cash equivalents at beginning of year                            8,131             3,007
                                                                        -------          --------

Cash and cash equivalents at end of year                               $ 32,056          $     --
                                                                       ========          ========


                             See accompanying notes.

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

1.       General

     In the opinion of the management of IDS Life Insurance Company of New York (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of September 30, 2000 and the related statements of income and cash flows for the nine month periods ended September 30, 2000 and 1999.

2.       New Accounting Pronouncement

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", which is effective January 1, 2001. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The Company holds no derivative instruments or embedded derivatives at September 30, 2000. Therefore, adoption of the new statement is expected to have no impact on the financial position or results of operations of the Company.

IDS LIFE INSURANCE COMPANY OF NEW YORK
FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK
We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-1

IDS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

DECEMBER 31, ($ THOUSANDS)                   1999         1998
 ASSETS
-----------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
    (fair value:
    1999, $432,004; 1998, $503,909)       $  434,343   $  473,592
    Available for sale, at fair value
    (amortized cost:
    1999, $579,014; 1998, $561,325)          555,574      578,591
-----------------------------------------------------------------
                                             989,917    1,052,183
Mortgage loans on real estate                154,062      166,835
Policy loans                                  27,528       25,421
Other investments                                 --          566
-----------------------------------------------------------------
    Total investments                      1,171,507    1,245,005
Cash and cash equivalents                      8,131        3,007
Amounts recoverable from reinsurers            6,914        4,077
Accounts receivable                              567          842
Premiums due                                     199          204
Accrued investment income                     18,365       19,893
Deferred policy acquisition costs            136,229      129,477
Deferred income taxes                          3,881           --
Other assets                                     723        1,042
Separate account assets                    1,957,703    1,491,679
-----------------------------------------------------------------
Total assets                              $3,304,219   $2,895,226
-----------------------------------------------------------------

 LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                           $  821,992   $  875,507
Universal life-type insurance                156,420      152,195
Traditional life, disability income and
  long-term care insurance                    64,278       55,910
Policy claims and other policyholders'
  funds                                        2,584        3,105
Deferred income taxes                             --        7,912
Amounts due to brokers                            --        4,507
Other liabilities                             21,432       24,945
Separate account liabilities               1,957,703    1,491,679
-----------------------------------------------------------------
Total liabilities                          3,024,409    2,615,760
-----------------------------------------------------------------
Stockholder's equity:
  Capital stock, $10 par value per
  share;
200,000 shares authorized, issued and
  outstanding                                  2,000        2,000
Additional paid-in capital                    49,000       49,000
Accumulated other comprehensive (loss)
  income:
Net unrealized securities (losses) gains     (14,966)      11,014
-----------------------------------------------------------------
Retained earnings                            243,776      217,452
-----------------------------------------------------------------
Total stockholder's equity                   279,810      279,466
-----------------------------------------------------------------
Total liabilities and stockholder's
  equity                                  $3,304,219   $2,895,226
=================================================================

See accompanying notes.

--------------------------------------------------------------------------------

F-2      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999       1998       1997
 REVENUES:
--------------------------------------------------------------------------------------------
Traditional life, disability income and long-term care
  insurance premiums                                          $ 15,613   $ 13,852   $ 12,376
Policyholder and contractholder charges                         22,502     20,467     18,319
Mortality and expense risk fees                                 17,019     13,980     11,312
Net investment income                                           95,514    100,871    106,274
Net realized gains on investments                                1,386      2,163        547
--------------------------------------------------------------------------------------------
Total revenues                                                 152,034    151,333    148,828
--------------------------------------------------------------------------------------------

 BENEFITS AND EXPENSE:
--------------------------------------------------------------------------------------------
Death and other benefits:
Traditional life, disability income and long-term care
  insurance                                                      5,579      5,553      3,633
Universal life-type insurance and investment contracts           6,313      4,320      3,852
Increase in liabilities for future policy benefits for for
  traditional life, disability income and long-term care
  insurance                                                      6,098      3,662      3,979
Interest credited on universal life-type insurance and
  investment contracts                                          50,767     55,073     62,294
Amortization of deferred policy acquisition costs               15,787     18,362     17,201
Other insurance and operating expenses                           9,925      8,917     10,220
--------------------------------------------------------------------------------------------
Total benefits and expenses                                     94,469     95,887    101,179
--------------------------------------------------------------------------------------------
Income before income taxes                                      57,565     55,446     47,649
Income taxes                                                    19,241     19,098     16,471
--------------------------------------------------------------------------------------------
Net income                                                    $ 38,324   $ 36,348   $ 31,178
============================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-3

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER
                                                        TOTAL                  ADDITIONAL  COMPREHENSIVE
                                                    STOCKHOLDER'S   CAPITAL     PAID-IN    (LOSS) INCOME,   RETAINED
THREE YEARS ENDED DECEMBER 31, 1999 ($ THOUSANDS)      EQUITY        STOCK      CAPITAL      NET OF TAX     EARNINGS
 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                            $ 229,863     $ 2,000     $ 49,000       $  6,937     $171,926
Net income                                               31,178          --           --             --       31,178
Unrealized holding gains arising during the year,
  net of deferred policy acquisition costs of ($1)
  and taxes of ($3,412)                                   6,337          --           --          6,337           --
Reclassification adjustment for gains included in
  net income, net of tax of $54                             (99)         --           --            (99)          --
Other comprehensive income                                6,238          --           --          6,238           --
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                                     37,416                                      --           --
Cash dividends to parent                                (10,000)         --           --             --      (10,000)
---------------------------------------------------------------------------------------------------------------------

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                              257,279       2,000       49,000         13,175      193,104
Net income                                               36,348          --           --             --       36,348
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $22
  and taxes of $1,415                                    (2,628)         --           --         (2,628)          --
Reclassification adjustment for losses included in
  net income, net of tax of ($252)                          467          --           --            467           --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                 (2,161)         --           --         (2,161)          --
Comprehensive income                                     34,187                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452
Net income                                               38,324          --           --             --       38,324
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $737
  and of taxes of $13,537                               (25,140)         --           --        (25,140)          --
Reclassification adjustment for gains included in
  net income, net of tax of $452                           (840)         --           --           (840)          --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                (25,980)         --           --        (25,980)          --
Comprehensive income                                     12,344                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                            $ 279,810     $ 2,000     $ 49,000       $(14,966)    $243,776
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

F-4      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999        1998        1997
 CASH FLOWS FROM OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Net income                                                    $  38,324   $  36,348   $  31,178
Adjustments to reconcile net income to net cash provided by
  operating activities:
Policy loans, excluding universal life-type insurance:
Issuance                                                         (3,063)     (3,110)     (3,073)
Repayment                                                         2,826       2,660       1,897
Change in accrued investment income                               1,528         312         863
Change in amounts recoverable from reinsurer                     (2,837)     (1,760)     (1,345)
Change in premiums due                                                5         (12)        (50)
Change in accounts receivable                                       275        (119)        218
Change in other assets                                              319         (47)        (95)
Change in deferred policy acquisition costs, net                 (6,015)     (2,841)     (7,431)
Change in liabilities for future policy benefits for
  traditional life, disability income and long-term care
  insurance                                                       8,368       5,441       5,131
Change in policy claims and other policyholders' funds             (522)       (908)        858
Deferred income tax provision (benefit)                           2,196      (2,369)       (960)
Change in other liabilities                                      (3,513)     (3,986)      3,468
Accretion of discount, net                                       (1,794)       (342)       (352)
Net realized gain on investments                                 (1,386)     (2,163)       (547)
Policyholder and contractholder charges, non-cash                (9,875)     (9,661)     (8,772)
Other, net                                                        1,859         118         715
-----------------------------------------------------------------------------------------------
Net cash provided by operating activities                     $  26,695   $  17,561   $  21,703

 CASH FLOWS FROM INVESTING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Fixed maturities held to maturity:
Maturities, sinking fund payments and calls                   $  37,852   $  46,629   $  36,511
Sales                                                               790      16,173      12,616
Fixed maturities available for sale:
Purchases                                                      (155,690)    (86,072)   (101,818)
Maturities, sinking fund payments and calls                      50,515      96,578      84,229
Sales                                                            89,683      13,180      27,055
Other investments, excluding policy loans:
Purchases                                                        (3,598)     (9,121)    (33,243)
Sales                                                            16,671      21,113      14,233
Change in amounts due from brokers                                   --          --         995
Change in amounts due to brokers                                 (4,507)    (24,547)     26,047
-----------------------------------------------------------------------------------------------
Net cash provided by investing activities                        31,716      73,933      66,625

 CASH FLOWS FROM FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Activity related to universal life-type insurance and
  investment contracts:
Considerations received                                          68,978      76,009     112,732
Surrenders and death benefits                                  (159,161)   (205,946)   (251,259)
Interest credited to account balances                            50,767      55,073      62,294
Universal life-type insurance policy loans:
Issuance                                                         (5,057)     (5,222)     (4,848)
Repayment                                                         3,186       3,599       2,753
Cash dividend to parent                                         (12,000)    (12,000)    (10,000)
-----------------------------------------------------------------------------------------------
Net cash used in financing activities                           (53,287)    (88,487)    (88,328)
-----------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                         5,124       3,007          --
Cash and cash equivalents at beginning of year                    3,007          --          --
-----------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                      $   8,131   $   3,007   $      --
-----------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-5

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral

--------------------------------------------------------------------------------

F-6      IDS LIFE INSURANCE COMPANY OF NEW YORK
values, and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Cash paid during the year for:
Income taxes                         $20,670  $22,470  $17,811
Interest on borrowings                   124    1,600    1,026

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-7
and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Net unlocking adjustments in 1999, 1998 and 1997 were not significant.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all disability income and waiver of premium risk. Beginning in 2000, the Company will retain all accidental death benefit risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American

--------------------------------------------------------------------------------

F-8      IDS LIFE INSURANCE COMPANY OF NEW YORK

Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $366, and $3,647, respectively, payable to IDS Life for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. Currently, "prescribed" statutory practices are interspersed throughout state insurance laws and regulations, the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted"

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-9
statutory accounting practices encompass all accounting practices that are not prescribed: such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. New York has not yet made a decision regarding whether or not it will accept Codification. While management has not yet determined the impact of Codification to the Company's statutory-basis financial statements, it does not believe the impact will be material.

RECLASSIFICATIONS
Certain 1998 and 1997 amounts have been reclassified to conform to the 1999 presentation.

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                     GROSS       GROSS
                                    AMORTIZED      UNREALIZED  UNREALIZED      FAIR
HELD TO MATURITY                      COST           GAINS       LOSSES        VALUE
----------------------------------------------------------------------------------------
U.S. Government agency
  obligations                       $  2,490        $    20     $   150      $  2,360
Corporate bonds and
  obligations                        384,241          6,066       7,058       383,249
Mortgage-backed securities            47,612            103       1,320        46,395
----------------------------------------------------------------------------------------
                                    $434,343        $ 6,189     $ 8,528      $432,004
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    104    $     6     $    --    $    110
Corporate bonds and
  obligations                    374,846      2,324      20,325     356,845
Mortgage-backed securities       204,064        580       6,025     198,619
----------------------------------------------------------------------------
                                $579,014    $ 2,910     $26,350    $555,574
----------------------------------------------------------------------------
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-10      IDS LIFE INSURANCE COMPANY OF NEW YORK

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
HELD TO MATURITY                  COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
U.S. Government agency
  obligations                   $  2,871    $   159     $    --    $  3,030
Corporate bonds and
  obligations                    417,648     29,795         474     446,969
Mortgage-backed securities        53,073        844           7      53,910
----------------------------------------------------------------------------
                                $473,592    $30,798     $   481    $503,909
----------------------------------------------------------------------------
----------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    105    $     9     $    --    $    114
Corporate bonds and
  obligations                    336,985     15,939       6,296     346,628
Mortgage-backed securities       224,235      7,614          --     231,849
----------------------------------------------------------------------------
                                $561,325    $23,562     $ 6,296    $578,591
----------------------------------------------------------------------------
----------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED    FAIR
HELD TO MATURITY                                   COST      VALUE
--------------------------------------------------------------------
Due in one year or less                          $ 14,966   $ 15,118
Due from one to five years                        213,933    214,972
Due from five to ten years                        111,707    111,314
Due in more than ten years                         46,125     44,205
Mortgage-backed securities                         47,612     46,395
--------------------------------------------------------------------
                                                 $434,343   $432,004
--------------------------------------------------------------------
--------------------------------------------------------------------

                                                 AMORTIZED    FAIR
AVAILABLE FOR SALE                                 COST      VALUE
--------------------------------------------------------------------
Due in one year or less                          $ 14,422   $ 14,657
Due from one to five years                         37,204     37,477
Due from five to ten years                        214,169    203,150
Due in more than ten years                        109,155    101,671
Mortgage-backed securities                        204,064    198,619
--------------------------------------------------------------------
                                                 $579,014   $555,574
--------------------------------------------------------------------
--------------------------------------------------------------------

During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $790, $16,175 and $12,737, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-11
losses of $1,159 and $440, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively.

At December 31, 1999, bonds carried at $254 were on deposit with the state of New York as required by law.

At December 31, 1999, investments in fixed maturities comprised 85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $147 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1999        1998
----------------------------------------------------------------
Aaa/AAA                                   $  250,577  $  280,669
Aa/AA                                         12,992      15,815
Aa/A                                          25,489      16,327
A/A                                          150,187     151,838
A/BBB                                         68,417      68,640
Baa/BBB                                      354,331     366,776
Baa/BB                                        23,562      39,666
Below investment grade                       127,802      95,186
----------------------------------------------------------------
                                          $1,013,357  $1,034,917
----------------------------------------------------------------
----------------------------------------------------------------

At December 31, 1999, 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1999, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
REGION                            SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
West North Central               $ 22,686      $ --       $ 24,725      $ --
East North Central                 25,195        --         29,134        59
South Atlantic                     31,748        --         34,175       598
Middle Atlantic                    17,672        --         18,350        --
Pacific                             6,751        --          9,706        --
Mountain                           35,608        --         36,636        --
New England                         8,209        --          7,851        --
East South Central                  7,394        --          7,521        --
West South Central                      0        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-12      IDS LIFE INSURANCE COMPANY OF NEW YORK

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
PROPERTY TYPE                     SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
Apartments                       $ 54,118      $ --       $ 59,019      $ --
Department/retail stores           49,810        --         54,018       624
Office buildings                   22,090        --         23,902        --
Industrial buildings               16,938        --         18,590        33
Nursing/retirement                  5,058        --          5,153        --
Medical buildings                   7,248        --          7,416        --
Hotels/motels                          --        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999 and 1998, the Company's recorded investment in impaired loans was $nil and $1,268, with allowances of $nil and $300, respectively. During 1999 and 1998, the average recorded investment in impaired loans was $nil and $1,282, respectively.

The Company recognized $2, $123 and $126 of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1999    1998    1997
-----------------------------------------------------------
Balance, January 1                   $1,500  $1,500  $1,300
Provision (reduction) for
  investment losses                    (300)     --     200
-----------------------------------------------------------
Balance, December 31                 $1,200  $1,500  $1,500
-----------------------------------------------------------
-----------------------------------------------------------

Net investment income for the years ended December 31 is summarized as follows:

                                      1999      1998      1997
----------------------------------------------------------------
Interest on fixed maturities         $78,342  $ 85,164  $ 92,007
Interest on mortgage loans            12,895    14,599    14,228
Other investment income                4,764     3,365     1,715
Interest on cash equivalents             350        64        91
----------------------------------------------------------------
                                      96,351   103,192   108,041
Less investment expenses                 837     2,321     1,767
----------------------------------------------------------------
                                     $95,514  $100,871  $106,274
----------------------------------------------------------------
----------------------------------------------------------------

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-13

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                      1999    1998    1997
-----------------------------------------------------------
Fixed maturities                     $1,086  $2,018  $  844
Mortgage loans                          300      --    (200)
Other investments                        --     145     (97)
-----------------------------------------------------------
                                     $1,386  $2,163  $  547
-----------------------------------------------------------
-----------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       1999     1998     1997
--------------------------------------------------------------
Fixed maturities available for sale  $(40,706) $(3,347) $9,599

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                      1999     1998     1997
--------------------------------------------------------------
Federal income taxes:
Current                              $16,426  $20,192  $16,371
Deferred                               2,196   (2,369)    (960)
--------------------------------------------------------------
                                      18,622   17,823   15,411
State income taxes-current               619    1,275    1,060
--------------------------------------------------------------
Income tax expense                   $19,241  $19,098  $16,471
--------------------------------------------------------------
--------------------------------------------------------------

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                 1999              1998              1997
                           PROVISION  RATE   PROVISION  RATE   PROVISION  RATE
-------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                      $20,148   35.0%   $19,406   35.0%   $16,677   35.0%
Increases (decreases) are
  attributable to:
Tax-excluded interest and
  dividend income              (509)  (0.9)      (660)  (1.2)      (569)  (1.2)
State tax, net of federal
  benefit                       402    0.7        829    1.5        689    1.4
Other, net                     (800)  (1.4)      (477)  (0.9)      (326)  (0.6)
-------------------------------------------------------------------------------
Total income taxes          $19,241   33.4%   $19,098   34.4%   $16,471   34.6%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1999, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

--------------------------------------------------------------------------------

F-14      IDS LIFE INSURANCE COMPANY OF NEW YORK

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                           1999     1998
----------------------------------------------------------
Deferred income tax assets:
Policy reserves                           $28,245  $29,318
Investments                                 6,980       --
Other                                       6,690    6,502
----------------------------------------------------------
Total deferred income tax assets           41,915   35,820
----------------------------------------------------------
----------------------------------------------------------
Deferred income tax liabilities:
Deferred policy acquisition costs          38,033   36,673
Investments                                    --    7,059
----------------------------------------------------------
Total deferred income tax liabilities      38,033   43,732
----------------------------------------------------------
Net deferred income tax assets
  (liabilities)                           $ 3,882  ($7,912)
----------------------------------------------------------
----------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $155,952 and $132,702 as of December 31, 1999 and 1998, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

BENEFIT PLANS

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $27, $37 and $39 in 1999, 1998 and 1997, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1999, 1998 and 1997, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,446, $1,480 and $1,965, respectively. Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $218, $252 and $312, respectively.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-15

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 1999, 1998 and 1997 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1999, 1998 and 1997 were $96, $140 and $1,490, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $13,042, $9,403 and $11,589 for 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

At December 31, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $5,448,451 and $4,941,727 respectively, of which $272,276 and $248,280 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $134 and $115 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $nil and $963 in 1999, 1998 and 1997, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,873, $2,178 and $1,583 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $228 and $1,366 for the years ended December 31, 1999, 1998 and 1997, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $237,038 and $267,806 at December 31, 1999 and 1998, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1999, 1998 and 1997, and decreases in liabilities for future policy benefits of $1,277, $1,742 and $1,889 related to this agreement for the years ended December 31, 1999, 1998 and 1997, respectively.

--------------------------------------------------------------------------------

F-16      IDS LIFE INSURANCE COMPANY OF NEW YORK

8. LINES OF CREDIT

The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

9. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                                           NOTIONAL    CARRYING      FAIR     TOTAL CREDIT
DECEMBER 31, 1999                           AMOUNT      AMOUNT      VALUE       EXPOSURE
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $ --        $ --         $ --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

DECEMBER 31, 1998
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $566        $ 2          $ 2
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-17

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL ASSETS                  AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Investments:
  Fixed maturities (Note 2):
    Held to maturity            $  434,343  $  432,004  $  473,592  $  503,909
    Available for sale             555,574     555,574     578,591     578,591
  Mortgage loans on real
    estate (Note 2)                154,062     152,942     166,835     178,559
  Other:
    Derivative financial
      instruments (Note 9)              --          --         566           2
    Separate accounts assets
      (Note 1)                   1,957,703   1,957,703   1,491,679   1,491,679

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL LIABILITIES             AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Future policy benefits for
  fixed annuities               $  732,752  $  715,213  $  788,780  $  765,430
Separate account liabilities     1,722,028   1,668,067   1,355,430   1,302,422

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $83,646 and $81,358, respectively, and policy loans of $5,594 and $5,369, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

At December 31, 1999 and 1998, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $235,675 and $136,249, respectively.

--------------------------------------------------------------------------------

F-18      IDS LIFE INSURANCE COMPANY OF NEW YORK

11. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                       1999      1998      1997
-----------------------------------------------------------------
Net income, per accompanying
  financial statements               $ 38,324  $ 36,348  $ 31,178
Deferred policy acquisition costs      (6,015)   (2,841)   (7,432)
Adjustments of future policy
  benefit liabilities                  (4,615)   (6,199)   (4,928)
Deferred income tax benefit             2,196    (2,369)     (960)
Provision for losses on investments      (161)      862       296
IMR gain/loss transfer and
  amortization                           (154)   (1,451)     (119)
Adjustment to separate account
  reserves                              5,498     2,767    10,267
Other, net                                766      (350)      430
-----------------------------------------------------------------
Net income, on basis of statutory
  accounting practices               $ 35,839  $ 26,767  $ 28,732
-----------------------------------------------------------------
-----------------------------------------------------------------
Stockholder's equity, per
  accompanying financial statements  $279,810  $279,466  $257,279
Deferred policy acquisition costs    (136,229) (129,477) (126,614)
Adjustments of future policy
  benefit liabilities                   2,845     4,697     9,452
Deferred income taxes                  (3,881)    7,912    11,445
Asset valuation reserve               (16,164)  (15,516)  (16,698)
Adjustments of separate account
  liabilities                          61,721    56,223    53,456
Adjustments of investments to
  amortized cost                       23,440   (17,266)  (20,613)
Premiums due, deferred and advance      1,485     1,381     1,237
Deferred revenue liability              3,021     2,482     1,941
Allowance for losses                    1,200     1,500     1,645
Non-admitted assets                      (421)     (450)     (552)
Interest maintenance reserve           (3,155)   (3,001)   (1,551)
Other, net                             (5,416)   (2,915)   (1,463)
-----------------------------------------------------------------
Stockholder's equity, on basis of
  statutory accounting practices     $208,256  $185,036  $168,963
-----------------------------------------------------------------
-----------------------------------------------------------------

12. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-19

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

F-20      IDS LIFE INSURANCE COMPANY OF NEW YORK